UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22014

Pioneer Diversified High Income Fund, Inc.

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  April 30, 2021

Date of reporting period:  May 1, 2021 through October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Diversified

High Income Fund, Inc.

Semiannual Report | October 31, 2021

Ticker Symbol: HNW

On April 21, 2021, the Fund redomiciled from a Delaware statutory trust to a Maryland corporation and was renamed Pioneer Diversified High Income Fund, Inc.

visit us: www.amundi.com/us

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21 1

President’s Letter

Dear Shareholders,

The past year and a half has created unprecedented challenges for investors, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. As we move into the final months of 2021, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during the first half of this calendar year. The passage of two additional fiscal stimulus packages by US lawmakers last December and January also helped drive a strong market rally. However, the emergence of highly infectious variants of the virus has caused a recent spike in cases and hospitalizations, especially outside of the US. That development has contributed to a slowdown in the global economic recovery, as some foreign governments have reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines.

In the US, while performance of most asset classes, especially equities, has been positive for the year to date, volatility has been high, and the third quarter of 2021 saw negative returns for several stock market indices. Investors’ concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative future monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility.

Despite those concerns and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time.

After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations and our employees have returned to the office as of mid-October. I am proud of the careful planning that has taken place.

2 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21

Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

December 2021

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21 3

Portfolio Management Discussion | 10/31/21

Note to Shareholders: On April 21, 2021, Pioneer Diversified High Income Trust redomiciled from a Delaware statutory trust to a Maryland corporation and was renamed Pioneer Diversified High Income Fund, Inc. The redomiciling did not result in any change to the investment adviser, investment objective and strategies, portfolio management team, policies and procedures or the members of the Board overseeing the Fund. Please see Note 10, “Redomiciling,” for more information regarding the redomiciling.

In the following interview, Andrew Feltus, Jonathan Sharkey, Chin Liu, and Lawrence Zeno discuss the factors that affected the performance of Pioneer Diversified High Income Fund, Inc. during the six-month period ended October 31, 2021. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Sharkey, a senior vice president and a portfolio manager at Amundi US, Mr. Liu, Managing Director, Director of Insurance-Linked Securities (ILS) and Quantitative Research, and a portfolio manager at Amundi US, and Mr. Zeno, a vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the six-month period ended October 31, 2021?
A	Pioneer Diversified High Income Fund, Inc. returned 3.56% at net asset value (NAV) and 9.59% at market price during the six-month period ended October 31, 2021. During the same six-month period, the Fund’s composite benchmark returned 1.11% at NAV. The Fund’s composite benchmark is based on equal weights of the ICE Bank of America (ICE

BofA) Global High Yield and Crossover Country Corporate and Government (GHY/CCC & G) Index and the Standard & Poor’s/Loan Syndications & Trading Association (S&P/LSTA) Leveraged Loan Index.

Individually, during the six-month period ended October 31, 2021, the ICE BofA GHY/CCC & G Index returned -0.11%, and the S&P/LSTA Leveraged Loan Index returned 2.34%. Unlike the Fund, the composite benchmark and its component indices do not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.

During the same six-month period, the average return at NAV of the 43 closed end funds in Morningstar’s High Yield Bond Closed End Funds category (which may or may not be leveraged) was 2.55%, while the same closed end fund Morningstar category’s average return at market price was 6.80%.

4 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21

The shares of the Fund were selling at a 1.0% premium to NAV on October 31, 2021. Comparatively, the shares of the Fund were selling at a 4.6% discount to NAV on April 30, 2021.

As of October 31, 2021, the 30-day SEC yield on the Fund’s shares was 5.98%.*

Q	How would you describe the investment environment in the global fixed-income markets during the six-month period ended October 31, 2021?
A	Entering the period, the continued highly dovish posture on monetary policy from the US Federal Reserve System (Fed), positive progress on COVID-19 vaccine distributions, and further relaxation of some pandemic-related restrictions were among the factors that boosted investors’ sentiment for riskier assets such as high-yield bonds. The Fed had expressed its intention to remain “on the sidelines” with regard to major policy changes until at least 2023, basing the projection on the view that near-term increases in inflation above the usual 2% target would be transitory, not structural. The Fed also messaged that it would look at average inflation over time, rather than feeling compelled to raise the federal funds rate in reaction to inflation accelerating through the 2% target.

However, the “reflation trade” wobbled during June as investors navigated growing apprehension over the spread of COVID-19 variants and a somewhat “hawkish” Federal Open Market Committee (FOMC) meeting that month. Treasury market investors reacted to the updated Fed “dot plot” – a quarterly chart summarizing the outlook for the federal funds rate for each FOMC meeting participant – that pointed to a median year-end 2023 target rate of 0.625%, or 50 basis points (bps) higher than the March 2021 forecast. (A basis point is equal to 1/100th of a percentage point.)

The yield curve saw short-end yields rise and long-end yields fall, while longer-term inflation expectations moved lower. The market reaction suggested investors’ doubts regarding the Fed's long-term commitment to its new average-inflation targeting framework. The hawks prevailed during the September FOMC debate as to when to start tapering the asset-purchase program the Fed had enacted at the outset of the pandemic, and at what pace. The FOMC signaled, and Chair Powell affirmed, that a tapering plan would likely be announced in November, and completed by the middle of next year.

Returns for high-yield corporate bonds finished the six-month period in comfortably positive territory, roughly in line with the performance of their investment-grade counterparts. Performance within the high-yield universe was led by energy issues, which benefited from rising oil and gas prices. Within the high-yield market, lower-rated issues generally

*	The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Fund’s portfolio securities during the period indicated.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21 5

outperformed higher-rated credits over the six-month period, while floating-rate bank loans benefited from a strong fundamental backdrop and firm credit-market sentiment. Securitized assets outperformed most other sectors for the six-month period, led by returns of credit-risk-transfer (CRT) securities, which reflected the continued strength of the housing market. Non-agency commercial mortgage-backed securities (CMBS) also produced strong returns over the six-month period, driven by the continued recovery in the commercial real estate market. The collateralized loan obligation (CLO) segment likewise saw positive performance. Meanwhile, insurance-linked securities (ILS) performed well, with the asset class supported by a relatively benign storm environment during the period, as well as favorable pricing dynamics.

Q	What factors affected the Fund’s benchmark-relative performance during the six-month period ended October 31, 2021?
A	In broad terms, the Fund carries leveraged exposure to the credit-sensitive markets, which boosted returns for the six-month period. An overweight to high-yield corporate credit also aided the Fund’s relative performance. Within high yield, we favored investments in sectors with greater exposure to the economic recovery. While that positioning had a negative effect on the Fund’s returns in the immediate wake of the COVID-19 crisis, it has supported the Fund’s relative performance as riskier assets have begun rebounding from their earlier lows. The sectors that generated the strongest returns for the six-month period were those that had felt the worst effects of the COVID-19-related restrictions, particularly energy, airlines, and leisure.

With regard to individual high-yield holdings in the portfolio, leading positive contributors to the Fund’s relative performance for the period included Baytex Energy, a Canadian exploration & production company, and Codere, a casino operator in South America and Europe. The largest individual detractors from relative returns included the Fund’s exposures to Credito Real, the Mexico-based financial services company, and Talen Energy, a US merchant power company.

Bank loans also provided returns that were well into positive territory for the period, and the Fund’s exposure to the asset class aided relative performance. Bank loans benefited from a benign credit backdrop during the six-month period, as default rates approached all-time lows. Despite a very strong new-issue pipeline, investor demand for loans continued to outstrip supply for most of the period. Performance within the Fund’s bank-loan allocation benefited from overweight exposures to sectors that have rebounded from their COVID-19-induced lows, such as aerospace/airlines and casinos/lodging. Individual names held in the portfolio that contributed positively to the Fund’s relative performance included Hard Rock Casino Indiana, and DTI Holdings (a provider of legal-process outsourcing software). On the downside, a loan position in truck

6 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21

manufacturer Drive Chassis, which was trading at a premium when it was refinanced, detracted from relative returns, as did the portfolio’s exposure to LA Fitness, as the gym operator has yet to reach pre-COVID-19 membership levels, due to sporadic lockdowns.

The Fund’s non-benchmark holdings of securitized assets are primarily within CMBS, but also include CLOs and residential CRT securities. The CMBS allocation is broadly comprised of, in order of magnitude, single asset/single borrower (SA/SB) issues, Freddie Mac-issued non-guaranteed deals, and traditional conduit deals (diverse, fixed-rate pools). The Fund’s securitized sector holdings outperformed all other sectors over the six-month period, and boosted relative returns. The biggest positive contributors were two CMBS deals, collateralized by malls and senior living facilities, respectively. Several other CMBS deals also contributed meaningfully to positive relative performance for the Fund. Minor detractors from the Fund’s relative returns included exposure to an agency-guaranteed interest-only security, and to a small number of residential CRT issues.

Q	How did the level of leverage in the Fund change over the six-month period ended October 31, 2021?
A	The Fund employs leverage through a credit agreement. (See Note 8 to the Financial Statements.)

As of October 31, 2021, 32.2% of the Fund's total managed assets were financed by leverage (or borrowed funds), compared with 31.8% of the Fund's total managed assets financed by leverage at the start of the six-month period on May 1, 2021. The percentage of the Fund’s managed assets financed by leverage increased during the period due to a decrease in the total managed assets of the Fund.

Q	Did the Fund’s distributions** to shareholders change during the six-month period ended October 31, 2021?
A	The Fund’s monthly distribution rate was unchanged, remaining at $0.1100 per share/per month, for the full six-month period. The Fund drew on accumulated net investment income in paying its distributions during the period, but these reserves will be depleted over time.
Q	Did the Fund invest in any derivative securities during the six-month period ended October 31, 2021? If so, did the derivatives have a notable effect on performance?
A	We invested the Fund in forward foreign currency contracts during the period, in an effort to help manage the risk associated with the portfolio’s exposures to foreign currencies. The contracts had a small positive impact on the Fund’s benchmark-relative results, given the
**	Distributions are not guaranteed.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21 7

decline in the euro relative to the US dollar over the six-month period. The Fund also had limited exposure to currency-related options contracts, which had minimal impact on performance.

Q	What is your investment outlook and how has the outlook affected the Fund’s current positioning?
A	During the six-month period, the functioning of the high-yield market continued to normalize after the severe dislocations experienced at the outset of the pandemic, and as the economy gradually recovered from the worst of the COVID-19 situation. In addition, by the close of the period, the sectors that had felt the biggest negative effects of the pandemic had regained traction. As a result, we believe the securities within those sectors are no longer priced to enable them to generate outsized performance compared to the overall market.

We believe the US economy could be poised to perform well in the coming months. While COVID-19-driven economic support programs have been waning or, like the Fed’s asset purchases, are scheduled to end, consumers have continued to demonstrate high savings rates, which has contributed to pent-up demand. Some of the negative factors continuing to affect economic conditions as of period-end included labor shortages and supply chain difficulties, which have been constraining global as well as domestic growth.

In our view, high-yield spreads could possibly tighten slightly in the coming months. However, we do not expect high-yield spreads to narrow to new record levels. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) Bank loans, meanwhile, have continued to trade at slight discounts, with spreads tightening, but not at all-time tight levels.

On the policy front, the Fed seems likely to begin tapering its Treasury and mortgage-backed security purchases before the end of this year, and has continued to maintain that it intends to keep short-term interest rates at near-zero levels for the rest of 2021. However, it now seems likely that the Fed will increase the federal funds rate target range earlier in 2022 than originally expected, but after it has completed tapering the bond purchases. We believe issuers of high-yield debt could experience positive financial performance over the next year, but we would not be surprised if the market were to experience periods of volatility as investors digest the Fed’s anticipated policy shifts.

We believe the prospect of higher interest rates combined with strong fundamentals is supportive of a positive outlook for bank loans as an asset class. The loan market has continued to trade at a discount, with most loans priced slightly below par (face) value. Loans have been

8 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21

generating income at levels nearly comparable to that of high-yield corporates, while also providing a degree of protection against rising interest rates should the Fed be insufficiently nimble in managing inflation. The default rate on loans for the 12 months ended October 31, 2021 was near a record low, and well below the historical average of slightly under 3%. The default rate by number of issuers was also below the long-term average as of period-end.

We expect returns in the securitized market to moderate in the medium term. While we have seen some isolated distressed issues within CMBS, most sectors have recovered nicely. With the exception of some enclosed malls, we have seen lower loss severities for liquidated properties than in the wake of the 2008 financials crisis, particularly in the hotel sector. Although portions of the retail and office sectors could remain under pressure, in our view, the multi-family, industrial, and self-storage areas have remained strong. The acute housing shortage may also help limit losses in the residential sector, as foreclosures have remained at historic lows. Most of the Fund’s allocation to securitized assets is in floating-rate instruments, and so we do not anticipate rising interest rates having an influence on pricing, though an increase in longer-term rates could affect commercial real estate valuations.

With regard to ILS, we believe one of the favorable characteristics of the asset class is the structurally uncorrelated nature of ILS; that is, ILS have historically had little or no correlation to the performance of other asset classes. Due to the stability of the Fund’s ILS exposures during the peak of the COVID-19-driven sell-off, we had reduced the ILS allocation to help provide the portfolio with some extra liquidity. More recently, however, we have been looking to rebuild the Fund’s ILS exposure, as we have sought to emphasize holding floating-rate securities in the portfolio. We have continued to view the allocation to ILS as helping to bolster the income and risk-reward profile of the portfolio over the long term. Two loss events had an impact on the ILS marketplace over the last six months, but the previous six months had featured a fairly quiet, benign environment for loss events. The combination of those two periods over the past year have continued to create a number of favorable trends across the industry, in our view. Among the favorable trends are: continued rate-on-line (ROL) improvements for many perils and geographies (ROL is the ratio of premium paid to loss recoverable in a reinsurance contract); improved terms and conditions for contracts, most notably around communicable-disease exclusions and cyber-security; market and capacity dislocations that have been creating market imbalances, thus potentially leading to opportunistic investment transactions; and continuous improvements in risk modeling, more rigorous underwriting, and claims-management discipline. As the ILS market heads into its January 1 renewal period, most insurers, reinsurers, and market observers appear to be anticipating continued “hardening market” conditions, which have historically

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21 9

represented a more attractive point in the reinsurance pricing cycle to deploy capital. A hardening market is generally defined as when the yield per unit-of-risk significantly increases.

Finally, with regard to the recent rise in inflation, we do not believe the conditions will turn out to be transitory. The Fed has created enormous amounts of money and bank reserves, and as the economy reopens, we think that could stoke further inflation. In addition, we believe the numerous shortages and supply chain problems are evidence of current inflationary pressures. Moreover, the run-up in housing prices was not yet fully reflected in inflation data as of period-end. We have begun to see inflationary pressures bleed into wages as well. And, with real interest rates at all-time lows, those conditions could continue to drive inflation. As mentioned earlier, the Fed has recently adjusted up its expected path/timetable with regard to interest rates. However, we feel it will still have more work to do in order to catch up with the pace of inflation next year.

As a result of those conditions, as noted earlier, we currently have a preference for holding floating-rate securities in the portfolio, as they have tended to be insulated from the effects of rising interest rates. In the short run, we think inflation could help support credit quality, but we will be prepared to adopt a more cautious stance towards the credit markets if and when the Fed ultimately tightens monetary policy. Likewise, with high-yield spreads relatively tight, we anticipate seeking to diversify*** the portfolio by increasing exposures to ILS and CMBS.

Please refer to the Schedule of Investments on pages 16–43 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Fund may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

*** Diversification does not assure a profit nor protect against loss.

10 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21

When interest rates rise, the prices of debt securities held by the Fund will generally fall. Conversely, when interest rates fall the prices of debt securities held by the Fund generally will rise. Investments held by the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers’ inability to meet their debt obligations.

The Fund may invest a significant amount of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Fund believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities also are more difficult to value, and investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities.

The Fund is authorized to borrow from banks and issue debt securities, which are forms of leverage. The Fund currently employs leverage through a credit agreement. Leverage creates significant risks, including the risk that the Fund’s incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of the leverage, which may adversely affect the return for shareholders.

The Fund is required to maintain certain regulatory and other asset coverage requirements in connection with the use of leverage. In order to maintain required asset coverage levels, the Fund may be required to reduce the amount of leverage employed, alter the composition of the Fund’s investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Fund’s shares.

Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations.

The Fund may invest in insurance-linked securities. The return of principal and the right to additional payments from investments in insurance-linked securities are contingent on the non-occurrence of a predefined “trigger” event that leads to physical or economic loss, such as a hurricane or an aerospace catastrophe.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21 11

Portfolio Summary | 10/31/21

10 Largest Holdings
(As a percentage of total investments)*
1.	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	3.86%
2.	Gol Finance SA, 8.0%, 6/30/26 (144A)	1.08
3.	Pegasus Hava Tasimaciligi AS, 9.25%, 4/30/26 (144A)	1.05
4.	Hercules LLC, 6.5%, 6/30/29	1.01
5.	Scientific Games International, Inc., 8.25%, 3/15/26 (144A)	0.88
6.	Eldorado Gold Corp., 6.25%, 9/1/29 (144A)	0.88
7.	Mav Acquisition Corp., 8.0%, 8/1/29 (144A)	0.85
8.	Strathcona Resources, Ltd., 6.875%, 8/1/26 (144A)	0.84
9.	BNP Paribas SA, 6.625% (5 Year USD Swap Rate + 415 bps) (144A)	0.83
10.	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	0.82

*	Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

12 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21

Prices and Distributions | 10/31/21

Market Value per Share^

	10/31/21	4/30/21
Market Value	$15.70	$14.95
Discount	1.0%	(4.6)%

Net Asset Value per Share^

	10/31/21	4/30/21
Net Asset Value	$15.55	$15.67

Distributions per Share*:

	Net
	Investment	Short-Term	Long-Term
	Income	Capital Gains	Capital Gains
5/1/21 – 10/31/21	$0.6600	$ —	$ —

Yields

	10/31/21	4/30/21
30-Day SEC Yield	5.98%	6.00%

The data shown above represents past performance, which is no guarantee of future results.

^	Net asset value and market value are published in Barron’s on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Fund's website at www.amundi.com/us.
*	The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Fund during the period

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21 13

Performance Update | 10/31/21

Investment Returns

The mountain chart below shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in shares of Pioneer Diversified High Income Fund, Inc. during the periods shown, compared to that of the composite (50%/50%) ICE BofA Global High Yield & Crossover Country Corporate & Government Index (GHY/CCC & G) Index and S&P/LSTA Leveraged Loan Index benchmark, and the two indices that comprise the composite benchmark.

Average Annual Total Returns
(As of October 31, 2021)
			50% ICE BofA
			Global High
			Yield/CCC&G
			Index/50%		ICE BofA
	Net Asset		S&P/LSTA	S&P/LSTA	Global
	Value	Market	Leveraged	Leveraged	High Yield/
Period	(NAV)	Price	Loan Index	Loan Index	CCC&G Index
10 years	7.46%	7.31%	5.20%	4.64%	5.71%
5 years	6.63	8.57	4.85	4.47	5.19
1 year	19.59	38.71	7.61	8.47	6.70

Call 1-800-710-0935 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.

(Please see the following page for additional performance and expense disclosure.)

14 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Fund.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Fund’s dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the sale of Fund shares. Had these fees and taxes been reflected, performance would have been lower.

The ICE BofA GHY/CCC & G Index is an unmanaged index that tracks the performance of the below-and border-line investment-grade global debt markets denominated in the major developed market currencies. The Index includes sovereign issuers rated BBB1 and lower along with corporate issues rated BB1 and lower. There are no restrictions on issuer country of domicile. The S&P/LSTA Leveraged Loan Index provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.

Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. The indices do not use leverage. It is not possible to invest directly in an index.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21 15

Schedule of Investments | 10/31/21

(unaudited)

Shares		Value
UNAFFILIATED ISSUERS — 146.3%
COMMON STOCKS — 0.5% of Net Assets
Energy Equipment & Services — 0.2%
10,447(a)	FTS International, Inc.	$ 276,845
	Total Energy Equipment & Services	$ 276,845
Household Durables — 0.0%†
89,094(a)	Desarrolladora Homex SAB de CV	$ 229
	Total Household Durables	$ 229
Oil, Gas & Consumable Fuels — 0.2%
6(a)	Amplify Energy Corp.	$ 20
218,823+^(a)	PetroQuest Energy, Inc.	93,000
5,709(a)	Summit Midstream Partners LP	179,206
	Total Oil, Gas & Consumable Fuels	$ 272,226
Specialty Retail — 0.1%
42,088+^(a)	Targus Cayman SubCo, Ltd.	$ 64,395
	Total Specialty Retail	$ 64,395
TOTAL COMMON STOCKS
	(Cost $640,091)	$ 613,695
PREFERRED STOCKS — 0.4% of Net Assets
Diversified Financial Services — 0.4%
500(b)(c)	Compeer Financial ACA, 6.75% (3 Month USD
	LIBOR + 458 bps) (144A)	$ 531,250
	Total Diversified Financial Services	$ 531,250
Internet — 0.0%†
50,188	MYT Holding LLC, 10.0%, 6/6/29	$ 53,400
	Total Internet	$ 53,400
TOTAL PREFERRED STOCKS
	(Cost $591,624)	$ 584,650

Principal
Amount
USD ($)
ASSET BACKED SECURITIES — 2.7% of
Net Assets
1,000,000(d)	AIG CLO, Ltd., Series 2019-2A, Class E, 7.374% (3 Month
	USD LIBOR + 725 bps), 10/25/32 (144A)	$ 1,001,501
500,000(d)	Goldentree Loan Management US CLO 2, Ltd.,
Series 2017-2A, Class E, 4.832% (3 Month USD LIBOR +
	470 bps), 11/28/30 (144A)	480,360
1,000,000	JPMorgan Chase Bank NA - CACLN, Series 2021-3,
	Class G, 9.812%, 2/26/29 (144A)	989,152

The accompanying notes are an integral part of these financial statements.

16 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
1,000,000(d)	MCF CLO VII LLC, Series 2017-3A, Class ER, 9.282%
	(3 Month USD LIBOR + 915 bps), 7/20/33 (144A)	$ 975,973
	TOTAL ASSET BACKED SECURITIES
	(Cost $3,463,357)	$ 3,446,986
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	1.5% of Net Assets
330,000(d)	Connecticut Avenue Securities Trust, Series 2021-R01,
	Class 1B2, 6.05% (SOFR30A +
	600 bps), 10/25/41 (144A)	$ 329,175
120,000(d)	Freddie Mac Stacr Remic Trust, Series 2021-DNA1,
	Class B2, 4.799% (SOFR30A +
	475 bps), 1/25/51 (144A)	124,396
210,000(d)	Freddie Mac Stacr Remic Trust, Series 2021-HQA3,
	Class B2, 6.299% (SOFR30A +
	625 bps), 9/25/41 (144A)	202,915
22,570	Global Mortgage Securitization, Ltd., Series 2004-A,
	Class B1, 5.25%, 11/25/32 (144A)	14,687
500,000	Med Trust, Series 2021-MDLN, Class G, 0.0%, 11/15/26
	(144A)	500,000
640,000(d)	STACR Trust, Series 2018-HRP2, Class B2, 10.589%
	(1 Month USD LIBOR + 1,050 bps), 2/25/47 (144A)	734,522
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $1,912,666)	$ 1,905,695
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — 10.1% of Net Assets
1,000,000(b)	Benchmark Mortgage Trust, Series 2020-B18,
	Class AGNG, 4.388%, 7/15/53 (144A)	$ 975,307
500,000(d)	BPR Trust, Series 2021-WILL, Class E, 6.84%
	(1 Month USD LIBOR + 675 bps), 6/15/38 (144A)	499,996
588,625(d)	Capital Funding Mortgage Trust, Series 2020-9, Class B,
	15.9% (1 Month USD LIBOR +
	1,490 bps), 11/19/22 (144A)	588,625
288,017(d)	Capital Funding Mortgage Trust, Series 2021-8, Class B,
	14.35% (1 Month USD LIBOR +
	1,310 bps), 6/22/23 (144A)	288,017
1,000,000(d)	Capital Funding Mortgage Trust, Series 2021-19, Class B,
	16.46% (1 Month USD LIBOR +
	1,521 bps), 11/6/23 (144A)	999,895
70,000(d)	Freddie Mac Multifamily Structured Credit Risk,
	Series 2021-MN1, Class B1, 7.799% (SOFR30A +
	775 bps), 1/25/51 (144A)	82,769
792,541(b)	FREMF Mortgage Trust, Series 2019-KJ24, Class B,
	7.6%, 10/25/27 (144A)	682,332
1,000,000(d)	FREMF Mortgage Trust, Series 2019-KS12, Class C,
	6.98% (1 Month USD LIBOR + 690 bps), 8/25/29	820,483

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21 17

Schedule of Investments | 10/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
569,668(d)	FREMF Mortgage Trust, Series 2020-KF74, Class C, 6.33%
	(1 Month USD LIBOR + 625 bps), 1/25/27 (144A)	$ 563,219
854,629(d)	FREMF Mortgage Trust, Series 2020-KF83, Class C, 9.08%
	(1 Month USD LIBOR + 900 bps), 7/25/30 (144A)	865,545
1,000,000(e)	FREMF Mortgage Trust, Series 2021-KG05, Class C, 0.0%,
	1/25/31 (144A)	488,842
12,333,286(f)	FREMF Mortgage Trust, Series 2021-KG05, Class X2A,
	0.1%, 1/25/31 (144A)	89,515
1,000,000(f)	FREMF Mortgage Trust, Series 2021-KG05, Class X2B,
	0.1%, 1/25/31 (144A)	6,421
8,216,473(b)(f)	FRESB Mortgage Trust, Series 2020-SB79, Class X1,
	1.105%, 7/25/40	544,379
500,000(b)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2013-LC11, Class D, 4.164%, 4/15/46	398,277
35,899	L1C 3/8L1 LLC, Series 2019-1, Class B, 8.5%, 11/1/22
	(144A)	36,141
174,174(b)	Morgan Stanley Capital I Trust, Series 2007-T25,
	Class AJ, 5.574%, 11/12/49	130,631
750,000(d)	Morgan Stanley Capital I Trust, Series 2019-BPR,
	Class D, 4.09% (1 Month USD LIBOR +
	400 bps), 5/15/36 (144A)	626,815
750,000(d)	Multifamily Connecticut Avenue Securities Trust, Series
	2020-01, Class M10, 3.839% (1 Month USD LIBOR
	+ 375 bps), 3/25/50 (144A)	780,254
900,000(b)	Natixis Commercial Mortgage Securities Trust, Series
	2019-FAME, Class E, 4.398%, 8/15/36 (144A)	790,863
500,000	Palisades Center Trust, Series 2016-PLSD, Class A,
	2.713%, 4/13/33 (144A)	469,095
427,091(b)	Velocity Commercial Capital Loan Trust, Series 2020-1,
	Class M6, 5.69%, 2/25/50 (144A)	427,570
1,100,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28,
	Class E, 3.0%, 5/15/48 (144A)	806,484
1,660,500(b)	Wells Fargo Commercial Mortgage Trust, Series 2015-C31,
	Class E, 4.602%, 11/15/48 (144A)	1,168,726
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $13,775,223)	$ 13,130,201
	CONVERTIBLE CORPORATE BONDS — 2.0% of
	Net Assets
	Airlines — 0.2%
225,000	GOL Equity Finance SA, 3.75%, 7/15/24 (144A)	$ 195,163
	Total Airlines	$ 195,163
	Banks — 0.0%†
IDR 812,959,000^	PT Bakrie & Brothers Tbk, 0.0%, 12/22/22	$ 5,738
	Total Banks	$ 5,738

The accompanying notes are an integral part of these financial statements.

18 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21

Principal
Amount
USD ($)			Value
		Chemicals — 1.5%
	1,900,000(g)	Hercules LLC, 6.5%, 6/30/29	$ 1,907,125
		Total Chemicals	$ 1,907,125
		Entertainment — 0.2%
	312,000(e)	DraftKings, Inc., 3/15/28 (144A)	$ 272,046
		Total Entertainment	$ 272,046
		Pharmaceuticals — 0.1%
	300,000	Tricida, Inc., 3.5%, 5/15/27	$ 134,580
		Total Pharmaceuticals	$ 134,580
		TOTAL CONVERTIBLE CORPORATE BONDS
		(Cost $2,165,266)	$ 2,514,652
		CORPORATE BONDS — 103.7% of Net Assets
		Advertising — 1.1%
	200,000	Clear Channel International BV, 6.625%, 8/1/25 (144A)	$ 208,000
	645,000	Clear Channel Outdoor Holdings, Inc., 7.5%,
		6/1/29 (144A)	659,754
	535,000	Clear Channel Outdoor Holdings, Inc., 7.75%,
		4/15/28 (144A)	553,969
		Total Advertising	$ 1,421,723
		Aerospace & Defense — 0.7%
	450,000	Bombardier, Inc., 7.125%, 6/15/26 (144A)	$ 471,915
	280,000	Howmet Aerospace, Inc., 6.875%, 5/1/25	324,444
	101,000	Triumph Group, Inc., 8.875%, 6/1/24 (144A)	111,253
		Total Aerospace & Defense	$ 907,612
		Agriculture — 0.7%
	815,000	Kernel Holding SA, 6.5%, 10/17/24 (144A)	$ 860,417
		Total Agriculture	$ 860,417
		Airlines — 5.3%
	680,000	Aerovias de Mexico SA de CV, 7.0%, 2/5/25 (144A)	$ 632,400
	155,000	Delta Air Lines, Inc., 7.375%, 1/15/26	182,319
	500,000	Gol Finance SA, 7.0%, 1/31/25 (144A)	450,380
	2,115,000	Gol Finance SA, 8.0%, 6/30/26 (144A)	2,048,928
	645,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual
		Property Assets, Ltd., 6.5%, 6/20/27 (144A)	701,992
	1,915,000	Pegasus Hava Tasimaciligi AS, 9.25%, 4/30/26 (144A)	1,984,204
EUR	1,000,000	Transportes Aereos Portugueses SA, 5.625%,
		12/2/24 (144A)	937,351
		Total Airlines	$ 6,937,574
		Auto Manufacturers — 0.9%
	1,095,000	JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)	$ 1,151,119
		Total Auto Manufacturers	$ 1,151,119

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21 19

Schedule of Investments | 10/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Auto Parts & Equipment — 1.1%
840,000	Dealer Tire LLC/DT Issuer LLC, 8.0%, 2/1/28 (144A)	$ 873,600
555,000	Goodyear Tire & Rubber Co., 9.5%, 5/31/25	604,883
	Total Auto Parts & Equipment	$ 1,478,483
	Banks — 6.3%
430,000	Access Bank Plc, 6.125%, 9/21/26 (144A)	$ 431,075
300,000(b)	Banco de Galicia y Buenos Aires SAU, 7.962% (5 Year CMT
	Index + 716 bps), 7/19/26 (144A)	288,750
1,135,000(b)	Banco GNB Sudameris SA, 7.5% (5 Year CMT Index +
	666 bps), 4/16/31 (144A)	1,149,199
685,000(b)(c)	Banco Mercantil del Norte SA, 8.375% (5 Year CMT
	Index + 776 bps) (144A)	800,765
650,000(b)(c)	Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)	705,933
1,453,000(b)(c)	BNP Paribas SA, 6.625% (5 Year USD Swap Rate +
	415 bps) (144A)	1,569,240
247,000	Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)	249,342
911,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	920,110
350,000(b)(c)	ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)	384,564
225,000(b)(c)	Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap
	Rate + 546 bps) (144A)	251,156
250,000(b)(c)	Natwest Group Plc, 8.0% (5 Year USD Swap Rate +
	572 bps)	293,125
200,000	Sberbank of Russia Via SB Capital SA, 5.25%,
	5/23/23 (144A)	210,190
540,000	Turkiye Vakiflar Bankasi TAO, 6.5%, 1/8/26 (144A)	542,149
344,000(b)	Turkiye Vakiflar Bankasi TAO, 8.0% (5 Year USD Swap
	Rate + 585 bps), 11/1/27 (144A)	348,300
	Total Banks	$ 8,143,898
	Building Materials — 1.2%
273,000	Builders FirstSource, Inc., 6.75%, 6/1/27 (144A)	$ 287,674
199,000	Koppers, Inc., 6.0%, 2/15/25 (144A)	203,762
1,001,000	Patrick Industries, Inc., 7.5%, 10/15/27 (144A)	1,072,321
	Total Building Materials	$ 1,563,757
	Chemicals — 2.8%
425,000	Braskem Idesa SAPI, 6.99%, 2/20/32 (144A)	$ 435,028
404,000	Hexion, Inc., 7.875%, 7/15/27 (144A)	428,240
425,000	LSF11 A5 Holdco LLC, 6.625%, 10/15/29 (144A)	425,338
300,000	LYB Finance Co. BV, 8.1%, 3/15/27 (144A)	388,025
280,000	Olin Corp., 9.5%, 6/1/25 (144A)	344,050
205,000	Olympus Water US Holding Corp., 6.25%, 10/1/29 (144A)	204,488
336,000	Rain CII Carbon LLC/CII Carbon Corp., 7.25%,
	4/1/25 (144A)	343,140

The accompanying notes are an integral part of these financial statements.

20 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21

Principal
Amount
USD ($)			Value
		Chemicals — (continued)
	430,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.375%,
		11/1/26 (144A)	$ 433,685
	600,000	Tronox, Inc., 6.5%, 5/1/25 (144A)	630,750
		Total Chemicals	$ 3,632,744
		Commercial Services — 5.4%
	245,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp., 6.625%, 7/15/26 (144A)	$ 257,618
	585,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp., 9.75%, 7/15/27 (144A)	628,875
	450,000	APX Group, Inc., 6.75%, 2/15/27 (144A)	474,750
	1,384,000	Atento Luxco 1 SA, 8.0%, 2/10/26 (144A)	1,469,126
	1,023,000	Garda World Security Corp., 6.0%, 6/1/29 (144A)	999,983
	958,000	Garda World Security Corp., 9.5%, 11/1/27 (144A)	1,034,640
	935,000	Prime Security Services Borrower LLC/Prime Finance,
		Inc., 6.25%, 1/15/28 (144A)	958,375
MXN	3,960,000	Red de Carreteras de Occidente SAB de CV,
		9.0%, 6/10/28 (144A)	195,128
	558,000	Sotheby’s, 7.375%, 10/15/27 (144A)	589,354
	411,000	Verscend Escrow Corp., 9.75%, 8/15/26 (144A)	435,376
		Total Commercial Services	$ 7,043,225
		Computers — 0.8%
	130,000	Dell International LLC/EMC Corp., 7.125%, 6/15/24 (144A)	$ 132,105
	865,000	Diebold Nixdorf, Inc., 8.5%, 4/15/24	863,919
	80,000	Diebold Nixdorf, Inc., 9.375%, 7/15/25 (144A)	86,200
		Total Computers	$ 1,082,224
		Diversified Financial Services — 8.1%
	1,110,000	Alliance Data Systems Corp., 7.0%, 1/15/26 (144A)	$ 1,182,150
	1,000,000	ASG Finance Designated Activity Co., 7.875%,
		12/3/24 (144A)	980,000
	371,284(h)	Avation Capital SA, 8.25%, (8.25% PIK 9.00% cash),
		10/31/26 (144A)	308,166
	600,000	Credito Real SAB de CV SOFOM ER, 7.25%, 7/20/23 (144A)	576,000
	1,480,000	Credito Real SAB de CV SOFOM ER, 8.0%, 1/21/28 (144A)	1,259,628
	530,000	Financiera Independencia SAB de CV SOFOM ENR,
		8.0%, 7/19/24 (144A)	484,574
EUR	235,000	Garfunkelux Holdco 3 SA, 6.75%, 11/1/25 (144A)	281,089
GBP	400,000	Garfunkelux Holdco 3 SA, 7.75%, 11/1/25 (144A)	567,368
	1,073,814(h)	Global Aircraft Leasing Co., Ltd., 6.5% (7.25% PIK 6.50%
		cash), 9/15/24 (144A)	1,042,512
	500,000	Mongolian Mortgage Corp. Hfc LLC, 9.75%,
		1/29/22 (144A)	501,875
	75,000	OneMain Finance Corp., 6.625%, 1/15/28	84,188
	215,000	OneMain Finance Corp., 8.875%, 6/1/25	233,006

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21 21

Schedule of Investments | 10/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Diversified Financial Services — (continued)
615,000	Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc.,
	6.375%, 12/15/22 (144A)	$ 617,964
355,000	PHH Mortgage Corp., 7.875%, 3/15/26 (144A)	359,558
1,174,000	Unifin Financiera SAB de CV, 8.375%, 1/27/28 (144A)	1,038,873
910,000	VistaJet Malta Finance Plc/XO Management Holding,
	Inc., 10.5%, 6/1/24 (144A)	982,254
	Total Diversified Financial Services	$ 10,499,205
	Electric — 1.6%
400,000	Cemig Geracao e Transmissao SA, 9.25%, 12/5/24 (144A)	$ 446,960
460,000(b)	Enel S.p.A., 8.75% (5 Year USD Swap Rate +
	588 bps), 9/24/73 (144A)	519,892
126,000	NRG Energy, Inc., 6.625%, 1/15/27	130,488
137,675	NSG Holdings LLC/NSG Holdings, Inc., 7.75%,
	12/15/25 (144A)	147,312
710,000	Talen Energy Supply LLC, 7.625%, 6/1/28 (144A)	678,050
178,000	Talen Energy Supply LLC, 10.5%, 1/15/26 (144A)	117,035
7,000	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	7,212
	Total Electric	$ 2,046,949
	Electrical Components & Equipment — 0.5%
350,000	WESCO Distribution, Inc., 7.125%, 6/15/25 (144A)	$ 371,000
245,000	WESCO Distribution, Inc., 7.25%, 6/15/28 (144A)	270,213
	Total Electrical Components & Equipment	$ 641,213
	Energy-Alternate Sources — 0.6%
745,000	Renewable Energy Group, Inc., 5.875%, 6/1/28 (144A)	$ 783,181
	Total Energy-Alternate Sources	$ 783,181
	Engineering & Construction — 1.4%
200,000	Aeropuertos Dominicanos Siglo XXI SA, 6.75%,
	3/30/29 (144A)	$ 211,200
1,425,000	Artera Services LLC, 9.033%, 12/4/25 (144A)	1,521,187
332,094(i)	Stoneway Capital Corp., 10.0%, 3/1/27 (144A)	87,178
	Total Engineering & Construction	$ 1,819,565
	Entertainment — 3.2%
510,000	Caesars Entertainment, Inc., 8.125%, 7/1/27 (144A)	$ 571,225
305,000	International Game Technology Plc, 6.25%, 1/15/27 (144A)	343,125
900,000	Mohegan Gaming & Entertainment, 8.0%, 2/1/26 (144A)	924,750
295,000	Scientific Games International, Inc., 7.0%, 5/15/28 (144A)	318,733
295,000	Scientific Games International, Inc., 7.25%,
	11/15/29 (144A)	333,374
1,574,000	Scientific Games International, Inc., 8.25%, 3/15/26 (144A)	1,670,407
	Total Entertainment	$ 4,161,614

The accompanying notes are an integral part of these financial statements.

22 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21

Principal
Amount
USD ($)			Value
		Environmental Control — 0.3%
	367,000	Tervita Corp., 11.0%, 12/1/25 (144A)	$ 422,068
		Total Environmental Control	$ 422,068
		Food — 1.7%
	555,000	Aragvi Finance International DAC, 8.45%, 4/29/26 (144A)	$ 572,161
	1,310,000	Frigorifico Concepcion SA, 7.7%, 7/21/28 (144A)	1,334,903
	225,000	United Natural Foods, Inc., 6.75%, 10/15/28 (144A)	243,562
		Total Food	$ 2,150,626
		Forest Products & Paper — 1.2%
	379,000	Schweitzer-Mauduit International, Inc., 6.875%,
		10/1/26 (144A)	$ 395,581
	1,175,000	Sylvamo Corp., 7.0%, 9/1/29 (144A)	1,180,875
		Total Forest Products & Paper	$ 1,576,456
		Healthcare-Products — 0.2%
	265,000	Varex Imaging Corp., 7.875%, 10/15/27 (144A)	$ 294,866
		Total Healthcare-Products	$ 294,866
		Healthcare-Services — 3.6%
	290,000	AHP Health Partners, Inc., 5.75%, 7/15/29 (144A)	$ 291,450
	445,000	Auna SAA, 6.5%, 11/20/25 (144A)	462,248
	280,000	Legacy LifePoint Health LLC, 6.75%, 4/15/25 (144A)	293,300
	550,000	Prime Healthcare Services, Inc., 7.25%, 11/1/25 (144A)	585,750
	357,000	RegionalCare Hospital Partners Holdings, Inc./LifePoint
		Health, Inc., 9.75%, 12/1/26 (144A)	376,635
	1,066,000	Surgery Center Holdings, Inc., 10.0%, 4/15/27 (144A)	1,144,362
	340,000	US Acute Care Solutions LLC, 6.375%, 3/1/26 (144A)	352,750
	1,165,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	1,208,047
		Total Healthcare-Services	$ 4,714,542
		Home Builders — 1.5%
	885,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	$ 966,862
	390,000	Empire Communities Corp., 7.0%, 12/15/25 (144A)	403,650
	211,000	KB Home, 6.875%, 6/15/27	249,204
	340,000	KB Home, 7.625%, 5/15/23	361,250
		Total Home Builders	$ 1,980,966
		Home Furnishings — 0.9%
EUR	930,000	International Design Group S.p.A., 6.5%, 11/15/25 (144A)	$ 1,107,237
		Total Home Furnishings	$ 1,107,237
		Housewares — 0.1%
	120,000	CD&R Smokey Buyer, Inc., 6.75%, 7/15/25 (144A)	$ 126,750
		Total Housewares	$ 126,750

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21 23

Schedule of Investments | 10/31/21

(unaudited) (continued)

Principal
Amount
USD ($)			Value
		Insurance — 5.6%
	4,600,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	$ 7,315,163
		Total Insurance	$ 7,315,163
		Internet — 0.1%
	95,000	Expedia Group, Inc., 6.25%, 5/1/25 (144A)	$ 108,510
		Total Internet	$ 108,510
		Iron & Steel — 2.8%
	870,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	$ 926,550
	71,000	Cleveland-Cliffs, Inc., 9.875%, 10/17/25 (144A)	81,295
	200,000	Metinvest BV, 7.75%, 4/23/23 (144A)	211,200
	1,345,000	Metinvest BV, 7.75%, 10/17/29 (144A)	1,462,284
	870,000	TMS International Corp., 6.25%, 4/15/29 (144A)	898,275
		Total Iron & Steel	$ 3,579,604
		Leisure Time — 1.8%
	100,000	Carnival Corp., 7.625%, 3/1/26 (144A)	$ 105,359
EUR	130,000	Carnival Corp., 7.625%, 3/1/26 (144A)	161,387
	135,000	Carnival Corp., 10.5%, 2/1/26 (144A)	156,870
GBP	440,000	Deuce Finco Plc, 5.5%, 6/15/27 (144A)	598,416
	615,000	NCL Corp., Ltd., 5.875%, 3/15/26 (144A)	616,537
	170,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	171,487
	125,000	Royal Caribbean Cruises, Ltd., 9.125%, 6/15/23 (144A)	135,723
	178,000	Royal Caribbean Cruises, Ltd., 11.5%, 6/1/25 (144A)	202,253
	245,000	Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)	243,775
		Total Leisure Time	$ 2,391,807
		Lodging — 0.5%
	410,000	Boyd Gaming Corp., 8.625%, 6/1/25 (144A)	$ 443,095
	180,000	Hyatt Hotels Corp., 5.75%, 4/23/30	216,843
	16,000	Marriott International, Inc., 5.75%, 5/1/25	18,137
		Total Lodging	$ 678,075
		Machinery-Diversified — 0.3%
	368,000	Maxim Crane Works Holdings Capital LLC, 10.125%,
		8/1/24 (144A)	$ 378,580
		Total Machinery-Diversified	$ 378,580
		Media — 1.6%
	225,000	Audacy Capital Corp., 6.75%, 3/31/29 (144A)	$ 223,031
	665,000	Diamond Sports Group LLC/Diamond Sports Finance
		Co., 6.625%, 8/15/27 (144A)	198,313
	1,660,000	Mav Acquisition Corp., 8.0%, 8/1/29 (144A)	1,614,350
		Total Media	$ 2,035,694

The accompanying notes are an integral part of these financial statements.

24 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21

Principal
Amount
USD ($)		Value
	Mining — 3.6%
445,000	Arconic Corp., 6.125%, 2/15/28 (144A)	$ 469,729
1,635,000	Eldorado Gold Corp., 6.25%, 9/1/29 (144A)	1,660,015
500,000	First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)	520,625
400,000	First Quantum Minerals, Ltd., 6.875%, 10/15/27 (144A)	427,000
425,000	First Quantum Minerals, Ltd., 7.25%, 4/1/23 (144A)	431,800
405,000	Hudbay Minerals, Inc., 6.125%, 4/1/29 (144A)	426,262
323,000	Joseph T Ryerson & Son, Inc., 8.5%, 8/1/28 (144A)	359,338
375,000	Vedanta Resources, Ltd., 6.375%, 7/30/22 (144A)	371,640
	Total Mining	$ 4,666,409
	Multi-National — 0.3%
IDR 4,840,000,000	Inter-American Development Bank, 7.875%, 3/14/23	$ 355,907
	Total Multi-National	$ 355,907
	Oil & Gas — 15.2%
1,160,000	Aethon United BR LP/Aethon United Finance Corp.,
	8.25%, 2/15/26 (144A)	$ 1,246,084
1,450,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	1,547,875
660,000	Cenovus Energy, Inc., 6.75%, 11/15/39	903,533
995,000	Colgate Energy Partners III LLC, 7.75%, 2/15/26 (144A)	1,062,162
1,000,000	Harbour Energy Plc, 5.5%, 10/15/26 (144A)	993,560
405,000	Kosmos Energy, Ltd., 7.75%, 5/1/27 (144A)	405,000
1,355,000	MC Brazil Downstream Trading S.A.R.L., 7.25%,
	6/30/31 (144A)	1,322,588
825,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	866,250
605,000	Murphy Oil Corp., 6.375%, 7/15/28	639,065
515,000	Nabors Industries, Ltd., 7.5%, 1/15/28 (144A)	489,250
603,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	616,567
955,000	Occidental Petroleum Corp., 4.4%, 4/15/46	966,237
141,000	PBF Holding Co. LLC/PBF Finance Corp., 9.25%,
	5/15/25 (144A)	137,475
610,000	Petroleos Mexicanos, 6.875%, 10/16/25 (144A)	666,340
443,000	Precision Drilling Corp., 6.875%, 1/15/29 (144A)	457,397
595,000	Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)	459,459
480,000	Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	496,766
900,000	SierraCol Energy Andina LLC, 6.0%, 6/15/28 (144A)	882,828
1,610,000	Strathcona Resources, Ltd., 6.875%, 8/1/26 (144A)	1,600,388
1,000,000	Tap Rock Resources LLC, 7.0%, 10/1/26 (144A)	1,030,000
985,000	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	1,037,698
950,000	Vine Energy Holdings LLC, 6.75%, 4/15/29 (144A)	1,020,063
995,000	YPF SA, 6.95%, 7/21/27 (144A)	721,385
ARS 7,750,000	YPF SA, 16.5%, 5/9/22 (144A)	73,828
	Total Oil & Gas	$ 19,641,798

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21 25

Schedule of Investments | 10/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Oil & Gas Services — 1.0%
521,000	Archrock Partners LP/Archrock Partners Finance Corp.,
	6.875%, 4/1/27 (144A)	$ 543,143
750,000	Exterran Energy Solutions LP/EES Finance Corp.,
	8.125%, 5/1/25	725,625
	Total Oil & Gas Services	$ 1,268,768
	Packaging & Containers — 0.6%
730,000	Greif, Inc., 6.5%, 3/1/27 (144A)	$ 759,200
	Total Packaging & Containers	$ 759,200
	Pharmaceuticals — 1.7%
547,000	Bausch Health Cos., Inc., 7.0%, 1/15/28 (144A)	$ 553,911
234,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
	9.5%, 7/31/27 (144A)	232,245
465,000	P&L Development LLC/PLD Finance Corp., 7.75%,
	11/15/25 (144A)	476,044
381,000	Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)	384,334
493,000	Teva Pharmaceutical Finance Netherlands III BV, 2.8%,
	7/21/23	496,599
	Total Pharmaceuticals	$ 2,143,133
	Pipelines — 5.7%
230,000	DCP Midstream Operating LP, 5.6%, 4/1/44	$ 276,000
555,000	Delek Logistics Partners LP/Delek Logistics Finance Corp.,
	6.75%, 5/15/25	566,100
510,000	Delek Logistics Partners LP/Delek Logistics Finance Corp.,
	7.125%, 6/1/28 (144A)	534,225
450,000(d)	Energy Transfer LP, 3.149% (3 Month USD LIBOR +
	302 bps), 11/1/66	371,700
915,000(b)(c)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	957,090
420,000	EnLink Midstream Partners LP, 4.15%, 6/1/25	438,430
118,000	EnLink Midstream Partners LP, 5.05%, 4/1/45	112,395
145,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	145,000
344,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	337,430
365,000	Genesis Energy LP/Genesis Energy Finance Corp., 8.0%,
	1/15/27	366,715
197,000	Global Partners LP/GLP Finance Corp., 7.0%, 8/1/27	205,372
645,000	Golar LNG, Ltd., 7.0%, 10/20/25 (144A)	630,488
845,000	Harvest Midstream I LP, 7.5%, 9/1/28 (144A)	887,250
1,175,000	Williams Cos., Inc., 5.75%, 6/24/44	1,542,747
	Total Pipelines	$ 7,370,942

The accompanying notes are an integral part of these financial statements.

26 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21

Principal
Amount
USD ($)			Value
		REITs — 1.0%
	890,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL
		Capital LLC, 6.0%, 1/15/30 (144A)	$ 878,875
	386,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital
		LLC, 7.875%, 2/15/25 (144A)	405,956
	10,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital
		LLC, 6.5%, 2/15/29 (144A)	10,116
		Total REITs	$ 1,294,947
		Retail — 1.8%
	575,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$ 567,830
	245,000	Ambience Merger Sub, Inc., 7.125%, 7/15/29 (144A)	236,087
	250,000	Bath & Body Works, Inc., 6.625%, 10/1/30 (144A)	279,925
	418,000	Party City Holdings, Inc., 8.75%, 2/15/26 (144A)	427,405
EUR	405,000	Shiba BidCo S.p.A., 4.5%, 10/31/28 (144A)	467,437
	389,000	Staples, Inc., 7.5%, 4/15/26 (144A)	392,890
		Total Retail	$ 2,371,574
		Telecommunications — 5.8%
	695,000	Altice France Holding SA, 6.0%, 2/15/28 (144A)	$ 660,250
	607,000	Altice France Holding SA, 10.5%, 5/15/27 (144A)	657,077
	200,000	Altice France SA, 8.125%, 2/1/27 (144A)	215,000
	300,000	Cincinnati Bell, Inc., 7.0%, 7/15/24 (144A)	305,250
	325,000	Cincinnati Bell, Inc., 8.0%, 10/15/25 (144A)	338,482
	53,149(h)	Digicel International Finance, Ltd./Digicel international
		Holdings, Ltd., 13.0% (7.0% PIK 6.0% cash),
		12/31/25 (144A)	54,478
	750,000	Digicel, Ltd., 6.75%, 3/1/23	725,625
	1,345,000	Kenbourne Invest SA, 6.875%, 11/26/24 (144A)	1,402,162
	340,000	Sprint Corp., 7.125%, 6/15/24	384,200
	850,000	Sprint Corp., 7.625%, 3/1/26	1,018,938
	770,000	Total Play Telecomunicaciones SA de CV, 7.5%,
		11/12/25 (144A)	800,423
	875,000	Windstream Escrow LLC/Windstream Escrow Finance
		Corp., 7.75%, 8/15/28 (144A)	925,514
		Total Telecommunications	$ 7,487,399
		Transportation — 2.8%
	1,245,000	Carriage Purchaser, Inc., 7.875%, 10/15/29 (144A)	$ 1,237,530
	655,000	Danaos Corp., 8.5%, 3/1/28 (144A)	717,880
	575,000	Watco Cos., LLC/Watco Finance Corp., 6.5%,
		6/15/27 (144A)	610,937
	965,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	1,072,588
		Total Transportation	$ 3,638,935

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21 27

Schedule of Investments | 10/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
Trucking & Leasing — 0.3%
325,000	Fortress Transportation & Infrastructure Investors LLC,
	9.75%, 8/1/27 (144A)	$ 366,031
	Total Trucking & Leasing	$ 366,031
TOTAL CORPORATE BONDS
	(Cost $125,207,419)	$134,400,490
FOREIGN GOVERNMENT BONDS — 3.2% of
Net Assets
Angola — 0.4%
448,000	Angolan Government International Bond, 8.25%,
	5/9/28 (144A)	$ 450,348
	Total Angola	$ 450,348
Argentina — 0.0%†
23,680	Province of Salta Argentina, 9.5%, 3/16/22 (144A)	$ 22,022
	Total Argentina	$ 22,022
Bahrain — 0.3%
300,000	Bahrain Government International Bond, 7.0%,
	10/12/28 (144A)	$ 328,352
	Total Bahrain	$ 328,352
Ghana — 0.5%
320,000	Ghana Government International Bond, 7.875%,
	2/11/35 (144A)	$ 271,793
500,000	Ghana Government International Bond, 8.627%, 6/16/49	422,152
	Total Ghana	$ 693,945
Mexico — 0.7%
MXN 18,385,500	Mexican Bonos, 8.0%, 12/7/23	$ 911,988
	Total Mexico	$ 911,988
Nigeria — 0.5%
675,000	Nigeria Government International Bond, 7.375%,
	9/28/33 (144A)	$ 668,250
	Total Nigeria	$ 668,250
Oman — 0.2%
235,000	Oman Government International Bond, 6.75%,
	10/28/27 (144A)	$ 262,911
	Total Oman	$ 262,911

The accompanying notes are an integral part of these financial statements.

28 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21

Principal
Amount
USD ($)		Value
	Ukraine — 0.6%
750,000	Ukraine Government International Bond, 8.994%,
	2/1/24 (144A)	$ 819,375
	Total Ukraine	$ 819,375
	TOTAL FOREIGN GOVERNMENT BONDS
	(Cost $4,239,318)	$ 4,157,191
	INSURANCE-LINKED SECURITIES — 15.3% of
	Net Assets#
	Event Linked Bonds — 5.3%
	Earthquakes – U.S. — 0.2%
250,000(d)	Torrey Pines Re Pte, 5.291% (3 Month U.S. Treasury Bill +
	525 bps), 6/7/24 (144A)	$ 252,225
	Multiperil – U.S. — 1.4%
375,000(d)	Caelus Re V, 0.141% (1 Month U.S. Treasury Bill +
	10 bps), 6/5/24 (144A)	$ 33
400,000(d)	Caelus Re V, 0.141% (1 Month U.S. Treasury Bill +
	10 bps), 6/5/24 (144A)	20,000
250,000(d)	Caelus Re V, 0.141% (3 Month U.S. Treasury Bill +
	10 bps), 6/9/25 (144A)	25
250,000(d)	Four Lakes Re, 7.041% (3 Month U.S. Treasury Bill +
	700 bps), 1/5/24 (144A)	253,675
250,000(d)	Four Lakes Re, 9.541% (3 Month U.S. Treasury Bill +
	950 bps), 1/5/24 (144A)	254,875
250,000(d)	Kilimanjaro Re, 4.94% (3 Month USD LIBOR +
	494 bps), 5/6/22 (144A)	253,875
250,000(d)	Residential Reinsurance 2018 Re, 11.691% (3 Month U.S.
	Treasury Bill + 1,165 bps), 12/6/22 (144A)	248,075
250,000(d)	Residential Reinsurance 2019, 12.271% (3 Month U.S.
	Treasury Bill + 1,223 bps), 12/6/23 (144A)	248,600
500,000(d)	Residential Reinsurance 2021, 11.801%, 12/6/25 (144A)	500,000
		$ 1,779,158
	Multiperil – U.S. & Canada — 2.0%
250,000(d)	Hypatia, Ltd., 7.316% (3 Month U.S. Treasury Bill +
	728 bps), 6/7/23 (144A)	$ 263,900
750,000(d)	Hypatia, Ltd., 10.416% (3 Month U.S. Treasury Bill +
	1,038 bps), 6/7/23 (144A)	797,700
250,000(d)	Kilimanjaro III Re, 11.291% (3 Month U.S. Treasury Bill +
	1,125 bps), 4/21/25 (144A)	251,625
250,000(d)	Kilimanjaro III Re, 11.291% (3 Month U.S. Treasury Bill +
	1,125 bps), 4/20/26 (144A)	251,325
750,000(d)	Mona Lisa Re, 8.041% (3 Month U.S. Treasury Bill +
	800 bps), 1/9/23 (144A)	757,425
250,000(d)	Mystic Re IV, Ltd., 9.996% (3 Month U.S. Treasury Bill +
	996 bps), 1/8/25 (144A)	252,525
		$ 2,574,500

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21 29

Schedule of Investments | 10/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
Multiperil – U.S. & Canada — 0.4%
500,000(d)	Mystic Re IV, Ltd., 19.498% (3 Month U.S. Treasury Bill +
	1,946 bps), 1/8/25 (144A)	$ 499,500
Pandemic – U.S. — 0.2%
250,000(d)	Vitality Re XI, 1.841% (3 Month U.S. Treasury Bill +
	180 bps), 1/9/24 (144A)	$ 244,425
Windstorm – Jamaica — 0.2%
250,000(d)	International Bank for Reconstruction & Development,
	4.5% (SOFRRATE + 445 bps), 12/29/23 (144A)	$ 252,450
Windstorm – North Carolina — 0.2%
250,000(d)	Cape Lookout Re, 3.291% (1 Month U.S. Treasury Bill +
	325 bps), 3/22/24 (144A)	$ 252,000
Windstorm – Texas — 0.2%
250,000(d)	Alamo Re II, 5.501% (1 Month U.S. Treasury Bill +
	546 bps), 6/8/23 (144A)	$ 262,625
Windstorm – U.S. Regional — 0.5%
250,000(e)	Matterhorn Re, 12/7/21 (144A)	$ 248,750
250,000(d)	Matterhorn Re, 6.291% (3 Month U.S. Treasury Bill +
	625 bps), 12/7/21 (144A)	250,450
250,000(d)	Matterhorn Re, 7.541% (3 Month U.S. Treasury Bill +
	750 bps), 12/7/21 (144A)	251,075
$ 750,275
	Total Event Linked Bonds	$ 6,867,158

Face
Amount
USD ($)
	Collateralized Reinsurance — 3.2%
	Multiperil – Massachusetts — 0.2%
250,000+(a)(j)	Denning Re 2021, 7/31/25	$ 248,275
	Multiperil – U.S. — 0.9%
250,000+(a)(j)	Ballybunion Re, 2/28/23	$ 77,375
250,000+(a)(j)	Ballybunion Re 2021, 1/31/25	257,694
500,000+(a)(j)	Ballybunion Re 2021-2, 6/30/25	500,000
100,000+(a)(j)	Ballybunion Re 2021-3, 7/31/25	100,000
250,000+(a)(j)	Dingle Re 2019, 2/1/23	5,131
250,000+(j)	Port Royal Re 2021, 5/31/25	246,285
		$ 1,186,485
	Multiperil – U.S. Regional — 0.3%
350,000+(a)(j)	Ailsa Re 2021, 6/30/25	$ 356,847

The accompanying notes are an integral part of these financial statements.

30 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — 0.9%
650,000+(a)(j)	Cypress Re 2017, 1/31/23	$ 65
462,683+(a)(j)	Dartmouth Re 2018, 1/31/23	97,672
100,000+(a)(j)	Dartmouth Re 2021, 12/31/24	94,420
27,000+(j)	Limestone Re, 3/1/23 (144A)	8,351
250,000+(a)(j)	Merion Re 2021-1, 12/31/24	205,000
250,000+(a)(j)	Old Head Re 2021, 12/31/24	240,647
333,342+(a)(j)	Oyster Bay Re 2018, 1/31/23	302,541
700,000+(a)(j)	Resilience Re, 5/1/22	—
567,400+(a)(j)	Seminole Re 2018, 1/31/22	14,019
250,000+(a)(j)	Walton Health Re 2019, 6/30/22	210,085
		$ 1,172,800
	Windstorm – Florida — 0.5%
250,000+(a)(j)	Isosceles Re 2021, 6/30/25	$ 248,575
750,000+(a)(j)	Portrush Re 2017, 6/15/22	478,575
		$ 727,150
	Windstorm – U.S. Multistate — 0.2%
250,000+(a)(j)	White Heron Re 2021, 6/30/25	$ 250,024
	Windstorm – U.S. Regional — 0.2%
350,000+(a)(j)	Oakmont Re 2020, 4/30/24	$ 282,639
	Total Collateralized Reinsurance	$ 4,224,220
	Reinsurance Sidecars — 6.8%
	Multiperil – U.S. — 0.4%
1,000,000+(a)(j)	Carnoustie Re 2017, 11/30/22	$ 131,800
250,000+(a)(j)	Carnoustie Re 2020, 12/31/23	33,900
231,715+(a)(j)	Carnoustie Re 2021, 12/31/24	234,935
1,000,000+(a)(k)	Harambee Re 2018, 12/31/22	1,000
1,000,000+(k)	Harambee Re 2019, 12/31/22	3,500
500,000+(a)(k)	Harambee Re 2020, 12/31/23	27,600
		$ 432,735
	Multiperil – U.S. Regional — 0.0%†
250,000+(a)(j)	EC0009 Re, 1/31/23	$ 18,875
	Multiperil – Worldwide — 6.4%
3,037+(k)	Alturas Re 2019-2, 3/10/23	$ 4,026
24,550+(j)	Alturas Re 2019-3, 9/12/23	12,454
60,078+(j)	Alturas Re 2020-2, 3/10/23	51,715
225,450+(a)(k)	Alturas Re 2020-3, 9/30/24	13,121
439,922+(a)(k)	Alturas Re 2021-2, 12/31/24	411,239
213,682+(a)(k)	Alturas Re 2021-3, 7/31/25	201,096
500,000+(a)(j)	Bantry Re 2018, 12/31/22	5,700
492,000+(a)(j)	Bantry Re 2019, 12/31/22	16,710

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21 31

Schedule of Investments | 10/31/21

(unaudited) (continued)

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
470,033+(a)(j)	Bantry Re 2020, 12/31/23	$ 68,719
500,000+(a)(j)	Bantry Re 2021, 12/31/24	492,850
1,579,039+(a)(j)	Berwick Re 2018-1, 12/31/22	122,060
1,128,124+(a)(j)	Berwick Re 2019-1, 12/31/22	134,811
993,323+(j)	Berwick Re 2020-1, 12/31/23	99
1,000,000+(a)(j)	Berwick Re 2021-1, 12/31/24	988,000
7,125+(j)	Eden Re II, 3/22/23 (144A)	27,386
37,500+(j)	Eden Re II, 3/22/23 (144A)	11,794
70,000+(a)(j)	Eden Re II, 3/22/24 (144A)	37,205
12,500+(j)	Eden Re II, 3/22/23 (144A)	3,717
600,000+(a)(j)	Eden Re II, Series B, 3/21/25 (144A)	611,760
250,000+(a)(j)	Gleneagles Re 2018, 12/31/22	29,575
221,708+(a)(j)	Gleneagles Re 2019, 12/31/22	4,955
243,580+(a)(j)	Gleneagles Re 2020, 12/31/23	24,344
250,000+(a)(j)	Gleneagles Re 2021, 12/31/24	245,425
1,059,157+(a)(j)	Gullane Re 2018, 12/31/22	147,117
900,000+(a)(j)	Gullane Re 2021, 12/31/24	864,090
849+(j)	Limestone Re 2018, 3/1/23	—
250,000+(j)	Lion Rock Re 2020, 1/31/23	—
250,000+(a)(k)	Lion Rock Re 2021, 12/31/24	217,650
750,000+(a)(k)	Lorenz Re 2018, 7/1/22	—
498,977+(a)(k)	Lorenz Re 2019, 6/30/22	38,820
63,338+(a)(k)	Lorenz Re 2020, 6/30/23	2,920
336,662+(a)(k)	Lorenz Re 2020, 6/30/23	15,520
500,000+(a)(j)	Merion Re 2018-2, 12/31/22	82,750
500,000+(a)(j)	Merion Re 2021-2, 12/31/24	472,500
1,000,000+(a)(j)	Pangaea Re 2018-1, 12/31/22	21,055
1,000,000+(a)(j)	Pangaea Re 2018-3, 7/1/22	20,743
819,247+(a)(j)	Pangaea Re 2019-1, 2/1/23	17,071
735,313+(a)(j)	Pangaea Re 2019-3, 7/1/23	26,450
810,646+(j)	Pangaea Re 2020-1, 2/1/24	17,204
790,000+(a)(j)	Pangaea Re 2020-1, 12/31/24	769,697
620,500+(j)	Pangaea Re 2020-3, 7/1/24	51,506
250,000+(a)(k)	Phoenix One Re, 1/4/27	263,675
200,000+(j)	Sector Re V, 3/1/24 (144A)	130,286
25,000+(j)	Sector Re V, 12/1/24 (144A)	71,637
225,000+(a)(j)	Sector Re V, 12/1/25 (144A)	235,741
515,671+(j)	Sussex Re 2020-1, 12/31/22	16,295
250,000+(a)(j)	Sussex Re 2021-1, 12/31/24	243,250
500,000+(a)(k)	Thopas Re 2018, 12/31/22	6,800

The accompanying notes are an integral part of these financial statements.

32 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
313,499+(a)(k)	Thopas Re 2019, 12/31/22	$ 12,477
300,000+(k)	Thopas Re 2020, 12/31/23	2,400
250,000+(a)(k)	Thopas Re 2021, 12/31/24	248,150
375,860+(a)(k)	Torricelli Re 2021, 7/31/25	394,841
500,000+(j)	Versutus Re 2018, 12/31/22	—
441,274+(j)	Versutus Re 2019-A, 12/31/22	—
58,727+(j)	Versutus Re 2019-B, 12/31/22	—
500,000+(a)(k)	Viribus Re 2018, 12/31/22	—
212,306+(a)(k)	Viribus Re 2019, 12/31/22	8,874
240,783+(a)(k)	Viribus Re 2020, 12/31/23	1,902
216,242+(a)(k)	Viribus Re 2021, 12/31/24	219,010
507,289+(a)(j)	Woburn Re 2018, 12/31/22	35,782
499,829+(a)(j)	Woburn Re 2019, 12/31/22	129,875
		$ 8,304,849
	Total Reinsurance Sidecars	$ 8,756,459
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $21,643,377)	$ 19,847,837

Principal
Amount
USD ($)
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 6.8% of Net Assets*(d)
Aerospace & Defense — 0.8%
535,000^	Grupo Aeromexico, SAB de CV, DIP Tranche 1 Term
	Loan, 9.0% (LIBOR + 800 bps), 12/30/21	$ 539,681
151,766^	Grupo Aeromexico, SAB de CV, DIP Tranche 2 Term
	Loan, 0.0% (15.5% PIK 0% Cash), 12/30/21	155,181
322,141	Jazz Acquisition, Inc., First Lien Initial Term Loan, 4.34%
	(LIBOR + 425 bps), 6/19/26	314,289
	Total Aerospace & Defense	$ 1,009,151
Airlines — 0.1%
175,000	AAdvantage Loyalty IP, Ltd. (American Airlines, Inc.),
	Initial Term Loan, 5.5% (LIBOR + 475 bps), 4/20/28	$ 182,313
	Total Airlines	$ 182,313
Buildings & Real Estate — 0.3%
385,464	WireCo WorldGroup, Inc. (WireCo WorldGroup
Finance LP), First Lien Initial Term Loan, 6.0%
	(LIBOR + 500 bps), 9/29/23	$ 386,394
	Total Buildings & Real Estate	$ 386,394

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21 33

Schedule of Investments | 10/31/21

(unaudited) (continued)

Principal
Amount
USD ($)		Value
Computers & Electronics — 0.2%
267,474	Natel Engineering Co., Inc., Initial Term Loan, 7.25%
	(LIBOR + 625 bps), 4/30/26	$ 262,458
	Total Computers & Electronics	$ 262,458
Diversified & Conglomerate Manufacturing — 0.2%
225,000(l)	WireCo WorldGroup, Inc., Initial Term Loan, 10/27/28	$ 223,875
	Total Diversified & Conglomerate Manufacturing	$ 223,875
Diversified & Conglomerate Service — 1.4%
236,068	CB Poly Investments LLC, First Lien Closing Date
	Term Loan, 5.5% (LIBOR + 450 bps), 8/16/23	$ 235,212
550,857	DTI Holdco, Inc., Replacement B-1 Term Loan, 5.75%
	(LIBOR + 475 bps), 9/29/23	545,922
666,926	First Brands Group LLC, 2021 First Lien Term Loan, 6.0%
	(LIBOR + 500 bps), 3/30/27	673,804
364,324	Team Health Holdings, Inc., Initial Term Loan, 3.75%
	(LIBOR + 275 bps), 2/6/24	347,838
	Total Diversified & Conglomerate Service	$ 1,802,776
Entertainment & Leisure — 0.9%
1,243,125	Enterprise Development Authority, Term B Loan, 5.0%
	(LIBOR + 425 bps), 2/28/28	$ 1,247,787
	Total Entertainment & Leisure	$ 1,247,787
Healthcare, Education & Childcare — 0.4%
490,000	U.S. Renal Care, Inc., Initial Term Loan, 5.125% (LIBOR +
	500 bps), 6/26/26	$ 488,163
	Total Healthcare, Education & Childcare	$ 488,163
Home Furnishings — 0.3%
377,781	Instant Brands Holdings, Inc. Term Loan, 5.75% (LIBOR +
	500 bps), 4/12/28	$ 376,837
	Total Home Furnishings	$ 376,837
Leisure & Entertainment — 0.1%
191,703	Fitness International LLC, Term B Loan, 4.25% (LIBOR +
	325 bps), 4/18/25	$ 178,443
	Total Leisure & Entertainment	$ 178,443
Machinery — 0.8%
535,000	Grinding Media, Inc., First Lien Initial Term Loan, 4.75%
	(LIBOR + 400 bps), 10/12/28	$ 537,006
491,248	MHI Holdings LLC, Initial Term Loan, 5.087% (LIBOR +
	500 bps), 9/21/26	494,932
	Total Machinery	$ 1,031,938

The accompanying notes are an integral part of these financial statements.

34 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21

Principal
Amount
USD ($)		Value
Media — 0.0%†
972		CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
March 2017 Refinancing Term Loan, 2.34% (LIBOR +
	225 bps), 7/17/25	$ 952
612		CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
October 2018 Incremental Term Loan, 2.34% (LIBOR
	+ 225 bps), 1/15/26	601
	Total Media	$ 1,553
Oil & Gas — 0.5%
642,194		Traverse Midstream Partners LLC, Advance Term Loan,
	4.3% (SOFR Simple + 425 bps), 9/27/24	$ 642,940
	Total Oil & Gas	$ 642,940
Securities & Trusts — 0.6%
639,896		Spectacle Gary Holdings LLC, Closing Date Term
	Loan, 11.0% (LIBOR + 900 bps), 12/23/25	$ 699,087
46,384		Spectacle Gary Holdings LLC, Delayed Draw Term
	Loan, 11.0% (LIBOR + 900 bps), 12/23/25	50,674
	Total Securities & Trusts	$ 749,761
Transportation — 0.2%
316,063		Envision Healthcare Corp., Initial Term Loan, 3.837%
	(LIBOR + 375 bps), 10/10/25	$ 262,134
	Total Transportation	$ 262,134
TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $8,736,876)	$ 8,846,523

Number of		Counter-		Strike	Expiration
Contracts	Description	party	Amount	Price	Date
OVER THE COUNTER (OTC) CALL OPTIONS
PURCHASED — 0.0%†
18,332+^(m)	Desarrolladora	Bank of New
	Homex SAB	York Mellon
	de CV	Corp.	MXN —	MXN —(n)	10/23/22 $	—
18,332+^(o)	Desarrolladora	Bank of New
	Homex SAB	York Mellon
	de CV	Corp.	MXN —	MXN —(n)	10/23/22	—
$ —
TOTAL OVER THE COUNTER (OTC) CALL OPTIONS
PURCHASED
	(Premiums paid $0)				$ —

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21 35

Schedule of Investments | 10/31/21

(unaudited) (continued)

Number of		Counter-		Strike	Expiration
Contracts	Description	party	Amount	Price	Date	Value
OVER THE COUNTER (OTC) CURRENCY PUT
OPTIONS PURCHASED — 0.1%
3,300,000	Put EUR	Bank of
	Call USD	America NA	EUR 29,321	EUR 1.15	2/15/22	$ 32,163
1,700,000	Put EUR	Bank of
	Call USD	America NA	EUR 26,125	EUR 1.15	10/19/22	30,698
800,000	Put EUR	JPMorgan
	Call USD	Chase
		Bank NA	EUR 11,348	EUR 1.17	2/4/22	13,249
$ 76,110
TOTAL OVER THE COUNTER (OTC) CURRENCY PUT
OPTIONS PURCHASED
	(Premiums paid $66,794)					$ 76,110
TOTAL OPTIONS PURCHASED
	(Premiums paid $66,794)					$ 76,110
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 146.3%
	(Cost $182,442,011)					$189,524,030
OVER THE COUNTER (OTC) CURRENCY CALL
OPTIONS WRITTEN — (0.0)%†
(1,700,000)	Call EUR	Bank of
	Put USD	America NA	EUR 26,125	EUR 1.20	10/19/22	$ (21,291)
(3,300,000)	Call EUR	Bank of
	Put USD	America NA	EUR 29,321	EUR 1.20	2/15/22	(6,568)
(800,000)	Call EUR	JPMorgan
	Put USD	Chase
		Bank NA	EUR 11,348	EUR 1.25	2/4/22	(77)
$ (27,936)
TOTAL OVER THE COUNTER (OTC) CURRENCY CALL
OPTIONS WRITTEN
	(Premiums received $(66,794))					$ (27,936)
	OTHER ASSETS AND LIABILITIES — (46.3)%					$ (59,896,212)
	NET ASSETS — 100.0%					$129,599,882

bps Basis Points.

CMT Constant Maturity Treasury Index.

FREMF Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

FRESB Freddie Mac Multifamily SB Certificates.

LIBOR London Interbank Offered Rate.

REIT Real Estate Investment Trust.

SOFRRATE Secured Overnight Financing Rate.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21

(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2021, the value of these securities amounted to $145,662,274, or 112.4% of net assets.
†	Amount rounds to less than 0.1%.
*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at October 31, 2021.
+	Security that used significant unobservable inputs to determine its value.
^	Security is valued using fair value methods (other than supplied by independent pricing services). See Notes to Financial Statements - Note 1A.
(a)	Non-income producing security.
(b)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at October 31, 2021.
(c)	Security is perpetual in nature and has no stated maturity date.
(d)	Floating rate note. Coupon rate, reference index and spread shown at October 31, 2021.
(e)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(f)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(g)	Security is priced as a unit.
(h)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(i)	Security is in default.
(j)	Issued as participation notes.
(k)	Issued as preference shares.
(l)	This term loan will settle after October 31, 2021, at which time the interest rate will be determined.
(m)	Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 12.5 Billion.
(n)	Strike price is 1 Mexican Peso (MXN).
(o)	Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 15.5 Billion.

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21 37

Schedule of Investments | 10/31/21

(unaudited) (continued)

(p)	Distributions of investments by country of issue, as a percentage of long-term holdings based on country of domicile, is as follows:
United States	54.2%
Bermuda	10.9
Canada	7.1
Luxembourg	5.5
Mexico	4.2
United Kingdom	2.6
Netherlands	1.8
Cayman Islands	1.7
Turkey	1.5
Italy	1.2
Other (individually less than 1%)	9.3
100.0%

#	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Ailsa Re 2021	7/12/2021	$ 350,000	$ 356,847
Alamo Re II	5/29/2020	250,000	262,625
Alturas Re 2019-2	12/19/2018	3,037	4,026
Alturas Re 2019-3	6/26/2019	24,550	12,454
Alturas Re 2020-2	1/1/2020	60,078	51,715
Alturas Re 2020-3	8/3/2020	11,768	13,121
Alturas Re 2021-2	2/16/2021	439,922	411,239
Alturas Re 2021-3	8/16/2021	213,682	201,096
Ballybunion Re	12/31/2019	66,287	77,375
Ballybunion Re 2021	8/10/2021	250,000	257,694
Ballybunion Re 2021-2	8/2/2021	500,000	500,000
Ballybunion Re 2021-3	8/2/2021	100,000	100,000
Bantry Re 2018	2/6/2019	5,689	5,700
Bantry Re 2019	2/1/2019	—	16,710
Bantry Re 2020	2/4/2020	26,121	68,719
Bantry Re 2021	1/11/2021	500,000	492,850
Berwick Re 2018-1	1/10/2018	230,646	122,060
Berwick Re 2019-1	12/31/2018	134,801	134,811
Berwick Re 2020-1	9/24/2020	—	99
Berwick Re 2021-1	12/28/2020	1,000,000	988,000
Caelus Re V	4/27/2017	400,000	20,000
Caelus Re V	4/27/2017	375,000	33
Caelus Re V	5/4/2018	250,000	25
Cape Lookout Re	3/9/2021	250,000	252,000
Carnoustie Re 2017	1/5/2017	237,757	131,800
Carnoustie Re 2020	7/16/2020	11,377	33,900
Carnoustie Re 2021	1/25/2021	231,715	234,935
Cypress Re 2017	1/24/2017	2,185	65
Dartmouth Re 2018	1/18/2018	188,086	97,672
Dartmouth Re 2021	1/19/2021	74,895	94,420
Denning Re 2021	7/28/2021	244,573	248,275

The accompanying notes are an integral part of these financial statements.

38 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21

Restricted Securities	Acquisition date	Cost	Value
Dingle Re 2019	3/4/2019	$ —	$ 5,131
EC0009 Re	1/22/2018	56,524	18,875
Eden Re II	1/23/2018	867	11,794
Eden Re II	12/23/2019	70,000	37,205
Eden Re II	1/22/2019	835	27,386
Eden Re II	12/15/2017	747	3,717
Eden Re II, Series B	1/25/2021	600,000	611,760
Four Lakes Re	11/5/2020	250,000	253,675
Four Lakes Re	11/5/2020	250,000	254,875
Gleneagles Re 2018	1/11/2018	20,068	29,575
Gleneagles Re 2019	12/31/2018	—	4,955
Gleneagles Re 2020	6/24/2020	1,917	24,344
Gleneagles Re 2021	1/13/2021	250,000	245,425
Gullane Re 2018	3/26/2018	75,936	147,117
Gullane Re 2021	2/23/2021	900,000	864,090
Harambee Re 2018	12/19/2017	36,069	1,000
Harambee Re 2019	12/20/2018	—	3,500
Harambee Re 2020	2/27/2020	13,217	27,600
Hypatia, Ltd.	7/10/2020	774,800	797,700
Hypatia, Ltd.	4/9/2021	259,081	263,900
International Bank for
Reconstruction & Development	7/19/2021	250,000	252,450
Isosceles Re 2021	7/19/2021	227,760	248,575
Kilimanjaro III Re	4/8/2021	250,000	251,325
Kilimanjaro III Re	4/8/2021	250,000	251,625
Kilimanjaro Re	6/12/2020	248,186	253,875
Limestone Re	6/20/2018	230	8,351
Limestone Re 2018	6/20/2018	849	—
Lion Rock Re 2020	12/30/2019	—	—
Lion Rock Re 2021	3/1/2021	250,000	217,650
Lorenz Re 2018	6/26/2018	143,227	—
Lorenz Re 2019	6/26/2019	157,485	38,820
Lorenz Re 2020	8/11/2020	3,822	2,920
Lorenz Re 2020	8/12/2020	20,317	15,520
Matterhorn Re	1/29/2020	250,000	250,450
Matterhorn Re	12/20/2019	250,000	251,075
Matterhorn Re	6/25/2020	247,528	248,750
Merion Re 2018-2	12/28/2017	20,576	82,750
Merion Re 2021-1	1/19/2021	216,019	205,000
Merion Re 2021-2	12/28/2020	500,000	472,500
Mona Lisa Re	12/30/2019	752,643	757,425
Mystic Re IV Ltd.	10/26/2021	248,379	252,525
Mystic Re IV, Ltd.	6/9/2021	500,000	499,500
Oakmont Re 2020	12/3/2020	239,355	282,639
Old Head Re 2021	1/22/2021	189,818	240,647
Oyster Bay Re 2018	1/17/2018	297,524	302,541

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21 39

Schedule of Investments | 10/31/21

(unaudited) (continued)

Restricted Securities	Acquisition date	Cost	Value
Pangaea Re 2018-1	1/11/2018	$ 143,007	$ 21,055
Pangaea Re 2018-3	5/31/2018	240,861	20,743
Pangaea Re 2019-1	1/9/2019	8,601	17,071
Pangaea Re 2019-3	7/25/2019	22,059	26,450
Pangaea Re 2020-1	1/28/2021	790,000	769,697
Pangaea Re 2020-1	1/21/2020	—	17,204
Pangaea Re 2020-3	9/15/2020	—	51,506
Phoenix One Re	12/21/2020	250,000	263,675
Port Royal Re 2021	6/17/2021	238,972	246,285
Portrush Re 2017	6/12/2017	575,239	478,575
Residential Reinsurance 2018 Re	11/15/2018	250,000	248,075
Residential Reinsurance 2019	11/5/2019	250,000	248,600
Residential Reinsurance 2021	10/28/2021	500,000	500,000
Resilience Re	2/8/2017	338	—
Sector Re V	12/4/2019	25,000	71,637
Sector Re V	12/21/2020	225,000	235,741
Sector Re V	4/23/2019	200,000	130,286
Seminole Re 2018	1/2/2018	4,931	14,019
Sussex Re 2020-1	1/21/2020	—	16,295
Sussex Re 2021-1	1/26/2021	250,000	243,250
Thopas Re 2018	12/12/2017	65,404	6,800
Thopas Re 2019	2/13/2019	6,571	12,477
Thopas Re 2020	12/30/2019	—	2,400
Thopas Re 2021	1/22/2021	250,000	248,150
Torrey Pines Re Pte	3/12/2021	250,000	252,225
Torricelli Re 2021	7/2/2021	375,860	394,841
Versutus Re 2018	12/20/2017	—	—
Versutus Re 2019-A	1/28/2019	—	—
Versutus Re 2019-B	12/24/2018	—	—
Viribus Re 2018	12/22/2017	39,450	—
Viribus Re 2019	3/25/2019	—	8,874
Viribus Re 2020	3/12/2020	24,541	1,902
Viribus Re 2021	2/1/2021	216,242	219,010
Vitality Re XI	1/23/2020	250,000	244,425
Walton Health Re 2019	7/18/2019	154,248	210,085
White Heron Re 2021	6/9/2021	240,483	250,024
Woburn Re 2018	3/20/2018	178,047	35,782
Woburn Re 2019	1/30/2019	112,575	129,875
Total Restricted Securities			$19,847,837
% of Net assets			15.3%

The accompanying notes are an integral part of these financial statements.

40 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
	In					Unrealized
Currency	Exchange	Currency			Settlement	Appreciation
Purchased	for	Sold	Deliver	Counterparty	Date	(Depreciation)
USD	955,405	EUR	(813,000)	Bank of America NA	11/24/21	$15,258
EUR	140,000	USD	(162,848)	Brown Brothers
				Harriman & Co.	12/21/21	(813)
EUR	172,750	USD	(203,208)	Citibank NA	12/21/21	(3,269)
EUR	1,655,000	USD	(1,925,478)	Goldman Sachs International	1/27/22	(8,207)
EUR	340,000	USD	(395,565)	State Street Bank & Trust Co.	12/21/21	(2,052)
GBP	822,000	USD	(1,104,235)	State Street Bank & Trust Co.	11/23/21	20,936
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$21,853

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

ARS — Argentine Peso

EUR — Euro

GBP — Great British Pound

IDR — Indonesian Rupiah

MXN — Mexican Peso

Purchases and sales of securities (excluding temporary cash investments) for the six months ended October 31, 2021, aggregated $46,153,377 and $46,793,934, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Directors. Under these procedures, cross trades are effected at current market prices. During the six months ended October 31, 2021, the Fund did not engage in any cross trade activity.

At October 31, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $184,059,717 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$14,084,823
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(8,583,641)
Net unrealized appreciation	$ 5,501,182

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 - unadjusted quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21 41

Schedule of Investments | 10/31/21

(unaudited) (continued)

The following is a summary of the inputs used as of October 31, 2021, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3		Total
Common Stocks
Oil, Gas & Consumable Fuels	$179,226	$—	$93,000		$272,226
Specialty Retail	—	—	64,395		64,395
All Other Common Stocks	277,074	—	—		277,074
Preferred Stocks
Diversified Financial Services	—	531,250	—		531,250
Internet	—	53,400	—		53,400
Asset Backed Securities	—	3,446,986	—		3,446,986
Collateralized Mortgage
Obligations	—	1,905,695	—		1,905,695
Commercial Mortgage-Backed
Securities	—	13,130,201	—		13,130,201
Convertible Corporate Bonds	—	2,514,652	—		2,514,652
Corporate Bonds	—	134,400,490	—		134,400,490
Foreign Government Bonds	—	4,157,191	—		4,157,191
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil - Massachusetts	—	—	248,275		248,275
Multiperil - U.S.	—	—	1,186,485		1,186,485
Multiperil - U.S. Regional	—	—	356,847		356,847
Multiperil - Worldwide	—	—	1,172,800		1,172,800
Windstorm - Florida	—	—	727,150		727,150
Windstorm - U.S. Multistate	—	—	250,024		250,024
Windstorm - U.S. Regional	—	—	282,639		282,639
Reinsurance Sidecars
Multiperil - U.S.	—	—	432,735		432,735
Multiperil - U.S. Regional	—	—	18,875		18,875
Multiperil - Worldwide	—	—	8,304,849		8,304,849
All Other Insurance-Linked
Securities	—	6,867,158	—		6,867,158
Senior Secured Floating Rate
Loan Interests	—	8,846,523	—		8,846,523
Over The Counter (OTC) Call
Option Purchased	—	—	—	*	— *
Over The Counter (OTC) Currency
Put Option Purchased	—	76,110	—		76,110
Total Investments in Securities	$456,300	$175,929,656	$13,138,074		$189,524,030
Other Financial Instruments
Credit agreement (a)	$—	$(61,500,000)	$—		$(61,500,000)
Over The Counter (OTC) Currency
Call Option Written	—	(27,936)	—		(27,936)
Net unrealized appreciation
on forward foreign currency
exchange contracts	—	21,853	—		21,853
Total Other Financial Instruments	$—	$(61,506,083)	$—		$(61,506,083)

*	Security valued at $0.
(a)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21

			Change in				Transfers
	Balance	Realized	unrealized			Accrued	in and out	Balance
	as of	gain	appreciation			discounts/	of Level 3	as of
	4/30/21	(loss)(1)	(depreciation)(2) Purchases		Sales	premiums	categories*	10/31/21
Common Stocks
Energy
Equipment &
Services	$ 123,317	$ 48,908	$ (6,797)	$ —	$ (165,428)	$ —	$ —	$ —
Oil, Gas &
Consumable
Fuels	93,000	—	—	—	—	—	—	93,000
Specialty Retail	64,395	—	—	—	—	—	—	64,395
Insurance-Linked
Securities
Event Linked Bonds
Multiperil - U.S.	73	—	—	—	—	—	(73)	—
Collateralized
Reinsurance
Multiperil -
Massachusetts	250,849	—	(2,368)	244,573	(244,779)	—	—	248,275
Multiperil - U.S.	528,848	—	(16,785)	1,087,857	(414,550)	1,115	—	1,186,485
Multiperil -
U.S. Regional	373,053	—	(16,206)	350,000	(350,000)	—	—	356,847
Multiperil -
Worldwide	1,246,374	—	9,336	—	(82,910)	—	—	1,172,800
Windstorm -
Florida	478,575	—	20,815	227,760	—	—	—	727,150
Windstorm -
North Carolina	—	—	9,541	240,483	—	—	—	250,024
Windstorm -
U.S. Regional	541,181	—	(23,202)	—	(231,663)	(3,677)	—	282,639
Reinsurance
Sidecars
Multiperil - U.S.	480,179	(75,536)	67,637	—	(39,545)	—	—	432,735
Multiperil -
U.S. Regional	19,750	—	(875)	—	—	—	—	18,875
Multiperil -
Worldwide	9,748,562	(152,741)	(398,474)	589,542	(1,482,040)	—	—	8,304,849
Over The Counter
(OTC) Call Option
Purchased	—	—	—	—	—	—	—**	—**
Total	$13,948,156	$ (179,369)	$(357,378)	$ 2,740,215	$ (3,010,915)	$ (2,562)	$ (73)	$13,138,074

(1)	Realized gain (loss) on these securities is included in the Realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the Change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period value. For the six months ended October 31, 2021, securities with an aggregate market value of $— transferred from Level 2 to Level 3 as there were no longer observable inputs available to determine their value. Securities with an aggregate market value of $73 transferred from Level 3 to Level 2 as there were observable inputs available to determine their value. There were no other transfers in or out of Level 3.
**	Security valued at $0.
Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered
Level 3 at October 31, 2021:	$(313,146)

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21 43

Statement of Assets and Liabilities | 10/31/21

(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $182,442,011)	$189,524,030
Foreign currencies, at value (cost $1,421,476)	1,415,528
Net unrealized appreciation on forward foreign currency exchange contracts	21,853
Receivables —
Investment securities sold	902,868
Interest	2,608,276
Other assets	2,344
Total assets	$194,474,899
LIABILITIES:
Overdraft due to custodian	$1,359,882
Payables —
Credit agreement	61,500,000
Investment securities purchased	1,885,882
Directors’ fees	706
Written options outstanding (net premiums received $(66,794))	27,936
Due to affiliates	21,013
Accrued expenses	79,598
Total liabilities	$64,875,017
NET ASSETS:
Paid-in capital	$170,924,771
Distributable earnings (loss)	(41,324,889)
Net assets	$129,599,882
NET ASSET VALUE PER SHARE:
No par value
Based on $129,599,882/8,332,790 shares	$15.55

The accompanying notes are an integral part of these financial statements.

44 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 10/31/21

INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 6,520,452
Dividends from unaffiliated issuers (net of foreign
taxes withheld $3,236)	282,824
Total investment income		$ 6,803,276
EXPENSES:
Management fees	$ 825,574
Administrative expense	58,568
Transfer agent fees	8,225
Shareowner communications expense	2,069
Custodian fees	1,999
Professional fees	154,412
Printing expense	11,735
Pricing fees	6
Directors’ fees	2,591
Insurance expense	28
Interest expense	329,200
Miscellaneous	15,874
Total expenses		$ 1,410,281
Net investment income		$ 5,392,995
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 720,738
Written options	13,064
Forward foreign currency exchange contracts	(11,636)
Other assets and liabilities denominated in
foreign currencies	(78,092)	$ 644,074
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(1,560,960)
Written options	34,141
Forward foreign currency exchange contracts	1,608
Other assets and liabilities denominated in
foreign currencies	(6,608)	$(1,531,819)
Net realized and unrealized gain (loss) on investments		$ (887,745)
Net increase in net assets resulting from operations		$ 4,505,250

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21 45

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	10/31/21	Ended
	(unaudited)	4/30/21
FROM OPERATIONS:
Net investment income (loss)	$ 5,392,995	$ 10,402,959
Net realized gain (loss) on investments	644,074	(5,140,204)
Change in net unrealized appreciation (depreciation)
on investments	(1,531,819)	31,532,901
Net increase in net assets resulting from operations	$ 4,505,250	$ 36,795,656
DISTRIBUTIONS TO SHAREOWNERS:
($0.66 and $1.34 per share, respectively)	$ (5,499,641)	$ (11,186,771)
Total distributions to shareowners	$ (5,499,641)	$ (11,186,771)
Net increase (decrease) in net assets	$ (994,391)	$ 25,608,885
NET ASSETS:
Beginning of period	$130,594,273	$ 104,985,388
End of period	$129,599,882	$ 130,594,273

The accompanying notes are an integral part of these financial statements.

46 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21

Statement of Cash Flows
FOR THE SIX MONTHS ENDED 10/31/21

Cash Flows From Operating Activities:
Net increase in net assets resulting from operations	$ 4,505,250
Adjustments to reconcile net decrease in net assets resulting from operations to net cash, restricted cash and foreign currencies from operating activities:
Purchases of investment securities	$(46,344,259)
Proceeds from disposition and maturity of investment securities	47,550,847
Net (accretion) and amortization of discount/premium on investment securities	(209,827)
Change in unrealized depreciation on investments in unaffiliated issuers	1,560,960
Change in unrealized appreciation on forward foreign currency
exchange contracts	(1,608)
Change in unrealized depreciation on other assets and liabilities denominated
in foreign currencies	4,798
Change in unrealized appreciation on written options	(34,141)
Net realized gain on investments in unaffiliated issuers	(720,738)
Increase in interest receivable	(119,963)
Decrease in dividends receivable	400
Increase in other assets	(2,292)
Increase in due to affiliates	9,049
Decrease in Directors’ fees payable	(1,409)
Decrease in accrued expenses payable	(47,366)
Proceeds from sale of written options	55,446
Realized gains on written options	(13,064)
Net cash, restricted cash and foreign currencies from operating activities	$ 6,192,083
Cash Flows Used in Financing Activities:
Decrease in Bank overdraft	$ (42,096)
Payments on borrowings	2,500,000
Repayments on borrowings	(2,000,000)
Distributions to shareowners	(5,499,641)
Net cash, restricted cash and foreign currencies used in financing activities	$ (5,041,737)
Effect of Foreign Exchange Fluctuations on Cash:
Effect of foreign exchange fluctuations on cash	$ (4,798)
Cash, restricted cash and foreign currencies:
Beginning of the period*	$ 269,980
End of the period*	$ 1,415,528
Cash Flow Information:
Cash paid for interest	$ 329,200

*	The following table provides a reconciliation of cash, restricted cash and foreign currencies reported within Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:

	Six Months Ended	Year Ended
	10/31/21	4/30/21
Cash	$ —	$ —
Foreign currencies, at value	1,415,528	269,980
Total cash, restricted cash and foreign currencies
shown in the Statement of Cash Flows	$1,415,528	$269,980

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21 47

Financial Highlights

	Six Months
	Ended	Year	Year	Year	Year	Year
	10/31/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17*
Per Share Operating Performance
Net asset value, beginning of period	$ 15.67	$ 12.60	$ 16.18	$ 17.09	$ 17.68	$ 16.63
Increase (decrease) from investment operations:
Net investment income (a)	$ 0.65	$ 1.25	$ 1.19	$ 1.21	$ 1.23	$ 1.29
Net realized and unrealized gain (loss) on investments	(0.11)	3.16	(3.59)	(0.98)	(0.56)	1.20
Net increase (decrease) from investment operations	$ 0.54	$ 4.41	$ (2.40)	$ 0.23	$ 0.67	$ 2.49
Distributions to shareowners from:
Net investment income and previously undistributed net
investment income	$ (0.66)**	$ (1.34)**	$ (1.18)	$ (1.14)	$ (1.26)**	$ (1.44)**
Net increase (decrease) in net asset value	$ (0.12)	$ 3.07	$ (3.58)	$ (0.91)	$ (0.59)	$ 1.05
Net asset value, end of period	$ 15.55	$ 15.67	$ 12.60	$ 16.18	$ 17.09	$ 17.68
Market value, end of period	$ 15.70	$ 14.95	$ 10.99	$ 14.39	$ 15.00	$ 16.70
Total return at net asset value (b)	3.56%(c)	37.08%	(15.21)%	2.58%	4.58%	16.20%
Total return at market value (b)	9.59%(c)	49.94%	(16.84)%	3.95%	(2.82)%	17.01%
Ratios to average net assets of shareowners:
Total expenses plus interest expense (d)	2.13%(e)	2.06%	2.88%	2.95%	2.54%	2.12%
Net investment income available to shareowners	8.16%(e)	8.49%	7.64%	7.37%	7.07%	7.52%
Portfolio turnover rate	24%(c)	57%	52%	37%	37%	58%
Net assets, end of period (in thousands)	$129,600	$130,594	$104,985	$134,853	$142,372	$147,309

The accompanying notes are an integral part of these financial statements.

48 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21

Six Months
	Ended	Year	Year	Year	Year	Year
	10/31/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	4/30/21	4/30/20	4/30/19	4/30/18	4/30/17*
Total amount of debt outstanding (in thousands)	$ 61,500	$ 61,000	$ 45,000	$ 61,000	$ 64,000	$ 57,000
Asset coverage per $1,000 of indebtedness	$ 3,108	$ 3,141	$ 3,333	$ 3,211	$ 3,225	$ 3,584

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
**	The amount of distributions made to shareowners during the year were in excess of the net investment income earned by the Fund during the year. The Fund has accumulated undistributed net investment income which is part of the Fund’s net asset value (“NAV’) . A portion of the accumulated net investment income was distributed to shareowners during the year.
(a)	The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b)	Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.
(c)	Not annualized.
(d)	Includes interest expense of 0.50%, 0.46%, 1.35%, 1.48%, 1.06% and 0.62%, respectively.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21 49

Notes to Financial Statements | 10/31/21

(unaudited)

1. Organization and Significant Accounting Policies

Pioneer Diversified High Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation. Prior to April 21, 2021, the Fund was organized as a Delaware statutory trust. On April 21, 2021, the Fund redomiciled to a Maryland corporation through a statutory merger of the predecessor Delaware statutory trust with and into a newly-established Maryland corporation formed for the purpose of effecting the redomiciling. The Fund was originally organized on January 30, 2007. Prior to commencing operations on May 30, 2007, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek a high level of current income and the Fund may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc.

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the six months ended October 31, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned

50 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21

discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.	Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Loan interests are valued in accordance with guidelines established by the Board of Directors at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21 51

is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

52 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Directors. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Directors. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Directors.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At October 31, 2021, seven securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.66% of net assets. The value of these fair valued securities was $857,995.

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B.	Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.	Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any,

54 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21

to its shareowners. Therefore, no provision for federal income taxes is required. As of April 30, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

A portion of the dividend income recorded by the Fund is from distributions by publicly traded Real Estate Investment Trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended April 30, 2021 was as follows:

2021
Distributions paid from:
Ordinary income	$11,186,771
Total	$11,186,771

The following shows the components of distributable earnings (losses) on a federal income tax basis at April 30, 2021:

2021
Distributable earnings/(losses):
Undistributed ordinary income	$ 720,838
Capital loss carryforward	(48,074,959)
Unrealized appreciation	7,023,623
Total	$(40,330,498)

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21 55

The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities.

E.	Risks

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

The Fund invests in below investment grade (“high yield”) debt securities, floating rate loans and insurance-linked securities. The Fund may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the Adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations. The

56 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21

Fund may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. There is less readily available, reliable information about most floating rate loans than is the case for many other types of securities. Normally, the Adviser will seek to avoid receiving material, nonpublic information about the issuer of a loan either held by, or considered for investment by, the Fund, and this decision could adversely affect the Fund’s investment performance. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws. The Fund’s investments in certain foreign markets or countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to — or discontinuation of — LIBOR on the portfolio will vary depending on, among

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21 57

other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could materialize prior to June 30, 2023.

The Fund may invest a significant amount of its total assets in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in the current market in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or sales or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance cost. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

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COVID-19

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt including in the U.S. The impact of these measures, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

F.	Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at October 31, 2021 are listed in the Schedule of Investments.

G.	Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and

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magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

H.	Purchased Options

The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for

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purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

The average market value of purchased options contracts open during the six months ended October 31, 2021, was $25,061. Open purchased options at October 31, 2021, are listed in the Schedule of Investments.

I.	Option Writing

The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The average market value of written options for the six months ended October 31, 2021, was $(18,322). Open written options contracts at October 31, 2021, are listed in the Schedule of Investments.

J.	Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry

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into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

During the six months ended October 31, 2021, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.

The average market value of forward foreign currency exchange contracts open during the six months ended October 31, 2021, was $1,322,945. Open forward foreign currency exchange contracts outstanding at October 31, 2021, are listed in the Schedule of Investments.

K.	Automatic Dividend Reinvestment Plan

All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the “Plan”), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Fund in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Fund Company, the agent for shareowners in administering the Plan (the “Plan Agent”), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

If a shareowner’s shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner’s behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner’s cash dividends in shares of the Fund on terms that differ from the terms of the Plan.

Whenever the Fund declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Fund or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any

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dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent’s open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

L.	Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Fund’s Statement of Assets and Liabilities includes cash on hand at the Fund’s custodian bank and does not include any short-term investments. As of and for the six months ended October 31, 2021, the Fund had no restricted cash presented on the Statement of Assets and Liabilities.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.85% of the Fund’s average daily managed assets. “Managed assets” means (a) the total assets of the Fund, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the six months ended October 31, 2021, the net management fee was 0.85% of the Fund’s average daily managed assets, which was equivalent to 1.25% (annualized) of the Fund’s average daily net assets.

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In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $21,013 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2021.

3. Compensation of Directors and Officers

The Fund pays an annual fee to its Directors. The Adviser reimburses the Fund for fees paid to the Interested Directors. The Fund does not pay any salary or other compensation to its officers. For the six months ended October 31, 2021, the Fund paid $2,591 in Directors’ compensation, which is reflected on the Statement of Operations as Directors’ fees. At October 31, 2021, the Fund had a payable for Directors’ fees on its Statement of Assets and Liabilities of $706.

4. Transfer Agent

American Stock Transfer & Trust Company (“AST”) serves as the transfer agent with respect to the Fund’s shares. The Fund pays AST an annual fee as is agreed to from time to time by the Fund and AST for providing such services.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls.

5. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to

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close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of October 31, 2021.

	Derivative
	Assets
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Received (a)	Received (a)	Assets (b)
Bank of America NA	$ 78,119	$ (27,859)	$ —	$ —	$50,260
Brown Brothers
& Co.	—	—	—	—	—
Citibank N.A.	—	—	—	—	—
JPMorgan Chase
Bank NA	13,249	(77)	—	—	13,172
Goldman Sachs
International	—	—	—	—	—
State Street Bank &
Trust Co.	20,936	(2,052)	—	—	18,884
Total	$112,304	$(29,988)	$ —	$ —	$82,316

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21 65

	Derivative
	Liabilities
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Bank of America NA	$27,859	$ (27,859)	$ —	$ —	$ —
Brown Brothers
& Co.	813	—	—	—	813
Citibank N.A.	3,269	—	—	—	3,269
JPMorgan Chase
Bank NA	77	(77)	—	—	—
Goldman Sachs
International	8,207	—	—	—	8,207
State Street Bank &
Trust Co.	2,052	(2,052)	—	—	—
Total	$42,277	$(29,988)	$ —	$ —	$12,289

(a)	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

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Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2021, was as follows:

Statement of Assets and Liabilities
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets:
Options purchased*	$ —	$ —	$76,110	$ —**	$ —
Net unrealized
appreciation on
forward foreign
currency exchange
contracts	—	—	21,853	—	—
Total Value	$ —	$ —	$97,963	$ —**	$ —
Liabilities:
Written options
outstanding	—	$ —	$27,936	—	—
Total Value	$ —	$ —	$27,936	$ —**	$ —

*	Reflects the market value of purchased option contracts (see Note 1H). These amounts are included in Investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.
**	Securities valued at $0.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2021, was as follows:

Statement of Operations
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized
gain (loss):
Options purchased*	$ —	$ —	$ (13,064)	$ —	$ —
Written options	—	—	13,064	—	—
Forward foreign
currency exchange
contracts	—	—	(11,636)	—	—
Total Value	$ —	$ —	$(11,636)	$ —	$ —

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21 67

			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Change in net
unrealized
appreciation
(depreciation) on:
Options purchased**	$ —	$ —	$ 26,579	$ —***	$ —
Written options	—	—	34,141	—	—
Forward foreign
currency exchange
contracts	—	—	1,608	—	—
Total Value	$ —	$ —	$ 62,328	$ —	$ —

*	Reflects the net realized gain (loss) on purchased option contracts (see Note 1H). These amounts are included in Net realized gain (loss) on investments in unaffiliated issuers, on the Statements of Operations.
**	Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1H). These amounts are included in Change in net unrealized appreciation (depreciation) on investments in unaffiliated issuers, on the Statements of Operations.
***	Securities valued at $0.

7. Fund Shares

There are 1,000,000,000 shares of common stock of the Fund (“common shares”), $0.001 par value per share authorized. Transactions in common shares for the six months ended October 31, 2021 and the year ended April 30, 2021 were as follows:

	10/31/21	4/30/21
Shares outstanding at beginning of period	8,332,790	8,332,790
Shares outstanding at end of period	8,332,790	8,332,790

8. Credit Agreement

The Fund has entered into a revolving credit facility (the “Credit Agreement”) with The Bank of Nova Scotia. There is a $68,000,000 borrowing limit under the Credit Agreement.

At October 31, 2021, the Fund had a borrowing outstanding under the Credit Agreement totaling $61,500,000. The interest rate charged at October 31, 2021 was 0.99%. During the six months ended October 31, 2021, the average daily balance was $61,554,054 at an average interest rate of 1.06%. Interest expense of $329,200 in connection with the Credit Agreement is included on the Statement of Operations.

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Fund’s total liabilities not including any bank loans and senior securities, from the Fund’s total assets and dividing such amount by the principal amount of the borrowing outstanding.

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The Credit Agreement has been amended to include an “evergreen” facility. More specifically, the Credit Agreement renews on a daily basis in perpetuity. The Bank of Nova Scotia may, at any time, deliver to the borrower a termination notice, which becomes effective 179 days after its date of delivery.

9. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.

As of October 31, 2021, the Fund had no unfunded loan commitments outstanding.

10. Redomiciling

On April 21, 2021, the Fund, previously organized as a Delaware statutory trust, redomiciled to a Maryland corporation (the “redomiciling”). The redomiciling was effected through a statutory merger of the predecessor Delaware statutory trust (the “Predecessor Entity”) with and into a newly established Maryland corporation formed for the purpose of effecting the redomiciling (the “Successor Entity”) pursuant to the terms of an Agreement and Plan of Merger entered into by and between the Predecessor Entity and the Successor Entity (the “Merger”). Upon effectiveness of the Merger, (i) the Successor Entity became the successor in interest to the Fund (ii) each outstanding share of common stock of the Predecessor Entity was automatically converted into one share of common stock of the Successor Entity, and (iii) the shareholders of the Predecessor Entity became stockholders of the Successor Entity. Neither the Fund nor its stockholders realized gain (loss) as a direct result of the Merger. Accordingly, the Merger had no effect on the Fund’s operations.

In connection with the redomiciling, the Fund’s name changed from Pioneer Diversified High Income Trust to Pioneer Diversified High Income Fund, Inc. The Fund’s ticker symbol on the New York Stock Exchange did not change.

The redomiciling did not result in any change to the investment adviser, investment objective and strategies, portfolio management team, policies and procedures or the members of the Board overseeing the Fund.

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Following the Fund’s redomiciling, the rights of shareholders are governed by Maryland General Corporation Law and the Articles of Incorporation and Bylaws of the Successor Entity. In addition, the Fund is subject to the Maryland Control Share Acquisition Act (the “Control Share Act”) following the redomiciling. The Control Share Act generally provides that any holder of “control shares” acquired in a “control share acquisition” may not exercise voting rights with respect to the “control shares,” except to the extent approved by a vote of two-thirds of all the votes entitled to be cast on the matter. Generally, “control shares” are shares that, when aggregated with shares already owned by an acquiring person, would entitle the acquiring person to exercise 10% or more, 33 1/3% or more, or a majority of the total voting power of shares entitled to vote in the election of directors. The Control Share Act provides that a “control share acquisition” does not include the acquisition of shares in a merger, consolidation or share exchange. Therefore, a shareholder of the Fund that acquired shares of the Successor Entity as a result of the Merger will be able to exercise voting rights as to those shares even if the number of such shares acquired by the shareholder in the Merger exceeds one or more of the thresholds of the Control Share Act. The above description of the Control Share Act is only a high-level summary and does not purport to be complete. Investors should refer to the actual provisions of the Control Share Act and the Fund’s Bylaws for more information, including definitions of key terms, various exclusions and exemptions from the statute’s scope, and the procedures by which stockholders may approve the reinstatement of voting rights to holders of “control shares.”

11. Subsequent Events

A monthly dividend was declared on November 3, 2021 from undistributed and accumulated net investment income of $0.1100 per share payable November 30, 2021, to shareowners of record on November 16, 2021.

Effective November 22, 2021, fund services transitioned to The Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon is the Fund's Custodian and Sub-Administrator.

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Additional Information (unaudited)

Results of Shareholder Meeting

At an annual meeting held on September 15, 2021, shareholders of the Fund were asked to consider the proposal described below.

A report of the total votes cast by the Fund's shareholders follows:

Proposal 1 - To elect four Class II Directors

Nominee	For	Withhold
Craig C. MacKay	5,543,359.800	1,294,813.000
Thomas J. Perna	5,148,750.800	1,689,422.000
Marguerite A. Piret	5,547,947.800	1,290,225.000
Fred J. Ricciardi	5,539,847.800	1,298,325.000

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, its shares in the open market.

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Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Diversified High Income Fund, Inc. (the “Fund”) pursuant to an investment management agreement between

Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Directors of the Fund, including a majority of the Fund’s Independent Directors, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2021 as the Directors of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Directors in March 2021, July 2021 and September 2021. In addition, the Directors reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Directors at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2021, the Directors, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Directors in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2021, the Directors, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Directors also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Directors further considered contract review materials, including additional materials received in response to the Directors’ request, in September 2021.

At a meeting held on September 21, 2021, based on their evaluation of the information provided by Amundi US and third parties, the Directors of the Fund, including the Independent Directors voting separately, unanimously approved the renewal of the investment management agreement for another

72 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21

year. In approving the renewal of the investment management agreement, the Directors considered various factors that they determined were relevant, including the factors described below. The Directors did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Directors considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Directors also reviewed Amundi US’s investment approach for the Fund and its research process. The Directors considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Directors noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex. The Directors considered the effectiveness of Amundi US’s business continuity plan in response to the COVID-19 pandemic.

The Directors considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Directors also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Directors considered Amundi US’s oversight of the process for transitioning custodian and sub-administration services to new service providers. The Directors considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Directors concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund’s performance, the Directors regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21 73

of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. The Directors also regularly consider the Fund’s returns at market value relative to its peers, as well as the discount at which the Fund’s shares may trade on the New York Stock Exchange compared to its net asset value per share. They also discuss the Fund’s performance with Amundi US on a regular basis. The Directors’ regular reviews and discussions were factored into the Directors’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Directors considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Directors for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners.

The Directors considered that the Fund’s management fee (based on managed assets) for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Directors considered that the expense ratio (based on managed assets) of the Fund’s common shares for the most recent fiscal year (including investment-related expenses) was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Directors noted Amundi US’s explanation of the reasons that the expense ratio of the Fund’s common shares was in the fourth quintile relative to its Strategic Insight peer group.

The Directors reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Directors also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Directors took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Directors noted that, in some

74 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21

instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Directors also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Directors concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Directors considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Directors also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Directors considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Directors concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Directors considered the extent to which Amundi US may realize economies of scale or other efficiencies in managing and supporting the Fund. Since the Fund is a closed-end fund that has not raised additional capital, the Directors concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Other Benefits

The Directors considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Directors considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Directors further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To

Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21 75

the extent applicable, the Directors also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Directors considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.12 trillion in assets (including the Pioneer Funds). The Directors considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Directors noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Directors considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Directors concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Directors, including the Independent Directors, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

76 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21

Directors, Officers and Service Providers

Directors
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Lorraine H. Monchak
Craig C. MacKay
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.*

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-710-0935). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

*Note to shareowners: The Bank of New York Mellon became the Fund's custodian and sub-administrator effective November 22, 2021.

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84 Pioneer Diversified High Income Fund, Inc. | Semiannual Report | 10/31/21

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:

Account Information	1-800-710-0935

Or write to AST:
For	Write to

General inquiries, lost dividend checks,	American Stock
change of address, lost stock certificates,	Transfer & Trust
stock transfer	Operations Center
6201 15th Ave.
Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)	American Stock
Transfer & Trust
Wall Street Station
P.O. Box 922
New York, NY 10269-0560

Website	www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundi.com/us.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareowners may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www. amundi. com/us

© 2021 Amundi Asset Management US, Inc. 21398-14-1221

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of Directors has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Directors has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of Directors, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Director, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of Directors has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Diversified High Income Fund, Inc.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date January 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date January 3, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Fund Treasurer

Date January 3, 2022

* Print the name and title of each signing officer under his or her signature.